UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4854

The Oberweis Funds

(Exact name of registrant as specified in charter)

3333 Warrenville Road, Suite 500, Lisle, IL 60532

(Address of principal executive offices)           (Zip code)

James W. Oberweis The Oberweis Funds 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Copy to: James A. Arpaia Vedder Price P.C. 222 North LaSalle Street, Suite 2600 Chicago, IL 60601

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 323-6166

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Reports for the period 01/01/19 through 12/31/19 is filed herewith

ANNUAL REPORT
	INVESTOR CLASS	INSTITUTIONAL CLASS
Oberweis Micro-Cap Fund	OBMCX	OMCIX
Oberweis Small-Cap Opportunities Fund	OBSOX	OBSIX
Oberweis Small-Cap Value Fund	OBIVX	OBVLX
Oberweis Global Opportunities Fund	OBEGX	OBGIX
Oberweis China Opportunities Fund	OBCHX	OCHIX
Oberweis International Opportunities Fund	OBIOX	—
Oberweis Emerging Markets Fund	OBEMX	OIEMX
December 31, 2019
oberweisfunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.oberweisfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting us at 1-800-245-7311.
You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-245-7311. Your election to receive reports in paper will apply to all funds held with the fund complex.

PRESIDENT’S LETTER (unaudited)
Dear Fellow Oberweis Funds Shareholder,
What a difference a year can make! Just over a year ago, in the final quarter of 2018, investors were reducing equity exposure at the most frantic pace since 2008, fearing a prolonged US-China trade war, slowing growth, rising interest rates and tighter monetary policy. In last year’s letter, we wrote: “Have investors become worry warts unduly? While we cannot say for certain, fear and great buying opportunities are often neighbors.”
Now we can say for certain. On January 15th, 2020, the U.S. and China signed the much-anticipated “Phase One” trade treaty. To be sure, US-China trade negotiations have a long way to go, but this step marks a sharp directional change from the escalatory feuds that preceded it. On economic growth, recession prognosticators were either wrong or early. US earnings growth has surprised to the upside, at least so far, while still tepid growth outside the U.S. has nonetheless exceeded expectations. In terms of monetary policy trends, the Federal Reserve reversed course in 2019, cutting interest rates three times in 2019. Global central bank bond purchases are again accelerating, and the yield curve has steepened since the inversion fears of early 2019. Instead of rising, interest rates declined in 2019, with the yield on the 10-year US Treasury bond falling 77 basis points in 2019 to 1.92%. And as these developments unfolded, investors turned ravenous on equities –  especially for US large-caps –  and the S&P 500 jumped 31.49% in 2019. Globally, small-cap stock prices also appreciated, but not by as much as their larger brethren. In terms of US small-cap returns, the Russell 2000 gained 25.53% and international small-caps, as measured by MSCI World ex-USA Small-Cap Core Index, returned 25.41%. Small-cap growth beat small-cap value, both domestically and internationally, continuing one of the longer historical runs for growth over value1 . By all accounts, 2019 was quite the rebound year.
2019 In Review
Among our international funds, the International Opportunities Fund returned 22.85% (versus 28.04% for the MSCI World ex-US SCG Index). The China Opportunities Fund returned 36.33% (compared to 23.46% for the MSCI China Index). The Emerging Markets Fund returned 22.56% (versus 11.50% for the MSCI EM Small Cap Index). Among the domestic funds, the Micro-Cap Fund and Small-Cap Opportunities Fund returned 21.94% and 25.07%, respectively (compared to 23.33% and 28.48% for the Russell Micro-Cap Growth and Russell 2000 Growth indices). The Small-Cap Value Fund returned 19.31% (versus 22.39% for the Russell 2000 Value Index). The Global Opportunities Fund returned 25.67% (versus 24.65% for the MSCI ACWI Small-Cap Index).
On a relative basis, 2019 was an excellent year for the China Opportunities and Emerging Markets Funds. Global Opportunities also outperformed its benchmark. The US funds and the International Opportunities Fund faced headwinds this year. For the International Opportunities Fund, we believe the shortfall was primarily associated with investor preference for highly predictable near-term earnings over favorable long-term earnings growth opportunities, while our process focuses on the latter. At any time, there is a tradeoff between the two, but we believe the relative price for long-term earnings growth is much less than normal (compared to companies with more certain near-term earnings). Similar to other periods of underperformance in the past, it would not surprise us to see the last two years set the stage for reversion to a more normal balance, which would be a positive for the International Opportunities Fund.

1 For the USA, the Russell 2000 Growth Index returned 28.48% versus 22.39% for the Russell 2000 Value Index. Internationally, the MSCI World ex-USA Small-Cap Growth Index returned 28.04% versus 22.82% for the MSCI World ex USA Small-Cap Value Index

PRESIDENT’S LETTER (unaudited) (continued)
As we close out the decade, we are particularly proud of the 10-year track records of the International Opportunities and Micro-Cap Funds. For the trailing 10 years ended 12/31/2019, International Opportunities delivered an annual average return 12.02% versus 8.80% for its benchmark2, and the Micro-Cap Fund returned 12.42% annualized versus 10.69% for its benchmark3.
Outlook
Many economic indicators reflect more favorable data than last year. Monetary policy is now squarely dovish. The U.S. consumer remains in solid shape, bolstered by a record-low debt-service ratio, record household net worth and record low unemployment. Importantly, inflation worldwide remains under control. Internationally, while growth is not as good as in the US, it has not been as bad as expectations. Trade tensions remain but seem to be on a path of de-escalation, which is a huge difference from last year. On the other hand, expectations are also much higher, as evidence by stock prices that are nominally 20-30% higher than last year. On a Price/Earnings and Price/Free Cash Flow Yield basis, valuations remain reasonable for small-caps, particularly for those in international and emerging markets. Similarly, small-cap value has been out of favor as an asset class for about a decade. While not as cheap as last year, it’s hard to argue stocks are overly expensive in comparison to the meager yield of the risk-free alternative: US treasuries. In short, we believe that small-caps globally remain in a reasonable valuation range, with marginally improving growth prospects.
Valuation Recap
As of December 31, 2019, the price/earnings (P/E) ratio was 16.7 times for the Global Opportunities Fund (versus 14.2 last quarter), 19.2 times for the Small-Cap Opportunities Fund (versus 14.8 last quarter), 14.4 times for the Micro-Cap Fund (versus 11.9 last quarter), 18.3 times for the International Opportunities Fund (versus 13.8 last quarter), 19.5 times for the China Opportunities Fund (versus 20.1 last quarter), and 17.9 times for the Emerging Markets Fund (versus 17.6 times last quarter). Each of these funds invests in companies with expected earnings growth rates that are higher than that of the broader market, and in companies expected to grow faster than current market expectations. For the Small-Cap Value Fund, the average P/E ratio was 14.0 times (versus 12.8 last quarter). As of December 31, 2019, the weighted-average market capitalization was $3.8 billion for the Global Opportunities Fund, $2.7 billion for the Small-Cap Opportunities Fund, $1.0 billion for the Micro-Cap Fund, $3.0 billion for the Small-Cap Value Fund, $4.1 billion for the International Opportunities Fund, $2.4 billion for the Emerging Markets Fund, and $90.3 billion for the China Opportunities Fund. Note the China Opportunities Fund’s market cap is skewed upward due to two mega-cap holdings; the median market cap of the fund was $9.5 billion.

2 Compared to the MSCI World Ex-USA SCG Index
3 Compared to the Russell Micro-Cap Growth Index

PRESIDENT’S LETTER (unaudited) (continued)
We appreciate your investment in The Oberweis Funds and are grateful for the trust you have shown us with your valuable investments. If you have any questions about your account, please contact shareholder services at (800) 245-7311. Thank you for investing with us in The Oberweis Funds.
Sincerely,
James W. Oberweis, CFA
President & Portfolio Manager

MANAGEMENT DISCUSSION ON FUND PERFORMANCE (unaudited)
Market Environment
Global equities returned 27.67% in 2019, as measured by the MSCI World Index. Global small-caps, as measured by the MSCI World Small-Cap Index, slightly underperformed large-caps, returning 26.19%. International small-caps underperformed versus U.S. small-caps, as evidenced by the 25.41% return on the MSCI World ex-USA Small-Cap Index. Within the United States, large-cap growth stocks outperformed small-cap growth stocks by 791 basis points, as measured by the respective returns of the Russell 1000 Growth (36.39%) and Russell 2000 Growth (28.48%) indices. Within domestic small-cap, growth outperformed value, with the Russell 2000 Growth Index (28.48%) outperforming the Russell 2000 Value Index (22.39%) by 609 basis points for the year.
Discussion of The Oberweis Funds
The Micro-Cap Fund returned 21.94% versus 23.33% for the Russell Micro-Cap Growth Index. The portfolio benefitted from favorable stock selection in financial services and consumer discretionary, while performance was adversely impacted by stock selection in health care. At the stock level, eHealth, Inc. (EHTH), Veracyte, Inc. (VCYT), and Bandwidth Inc. (BAND) were among the top contributors to performance. Turning Point Brands, Inc. (TPB), LiqTech International, Inc. (LIQT), and Zix Corp. (ZIXI) were among the top detractors.
The Small-Cap Opportunities Fund returned 25.07% versus 28.48% for the Russell 2000 Growth Index. The fund benefitted from stock selection in producer durables, materials & processing, and financial services, while stock selection in health care detracted from performance. Bandwidth Inc. (BAND), Mellanox Technologies, Ltd. (MLNX), and Trex Company (TREX) were among the top contributors to performance. Plantronics Inc. (PLT), Green Dot Corp. (GDOT), and GW Pharmaceuticals PLC (GWPH) were among the top detractors.
The Small-Cap Value Fund returned 19.31% versus 22.39% for the Russell 2000 Value Index. The fund benefitted from stock selection in producer durables and energy while performance was negatively impacted by adverse stock selection in technology and financials. Triumph Group, Inc (TGI), Williams-Sonoma, Inc (WSM), and Oshkosh (OSK) were among the top contributors to performance; Gulfport Energy Corp (GPOR), AMC Entertainment Holdings, Inc (AMC), and Cars.com, Inc (CARS) were among the top detractors.
The Global Opportunities Fund returned 25.67% versus 24.65% for the MSCI ACWI Small-Cap Index. At the country level, the portfolio benefitted from favorable stock selection in Sweden, Australia, and China, partially offset by adverse stock selection in the US. At the sector level, the Fund was positively impacted by stock selection in technology, industrials and consumer discretionary, partially offset by adverse stock selection in healthcare. At the stock level, A-Living Services (3319 HK), Afterpay (APT AU), and Evolution Gaming Group (EVO SS) were among the top contributors to performance; Caredx (CDNA), Green Dot Corp (GDOT) and GW Pharmaceuticals Plc (GWPH) were among the top detractors.
The China Opportunities Fund returned 36.33% versus 23.46% for the MSCI China Index. The portfolio benefitted from exceptionally favorable stock selection in industrials. It also benefitted from favorable allocation and stock selection to consumer services, information technology and consumer stables. At the stock level, Alibaba Group Holding (BABA), New Oriental Education (EDU), and A-Living Services (3319 HK) were among the top contributors; Ofilm Group (002456 CH), Focused Photonics (300203 CH), and Trip.com Group (TCOM) were among the top detractors.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited) (continued)
The International Opportunities Fund returned 22.85% versus 28.04% for the MSCI World ex-US Small Cap Growth Index. The portfolio benefitted from stock selection in Australia and Sweden while stock selection in Japan and the U.K. detracted from performance. On a sector level, the portfolio benefitted from stock selection in consumer discretionary and consumer staples while performance was negatively impacted by stock selection in health care and financials. At the stock level, Afterpay Ltd. (APT AU), Evolution Gaming Group AB (EVO SS), and Intermediate Capital Group Plc. (ICP LN) were among the top contributors to performance; Burford Capital Ltd. (BUR LN), GW Pharmaceuticals Plc. (GWPH US), and Nearmap Ltd. (NEA AU) were among the top detractors.
The Emerging Markets Fund returned 22.56% versus 11.50% for the MSCI EM Small-Cap Index. At the country level, the portfolio benefitted from stock selection in China, India, South Korea, Indonesia, and Chile, while performance was adversely affected by the fund’s holdings in Mexico. At the sector level, the fund was positively impacted by stock selection in consumer discretionary, communication services, financials, energy, and consumer staples, while performance was adversely impacted by selection in information technology. At the stock level, AfreecaTV (067160 KS), Yantai Jereh Oilfield Services (002353 CH), and Nissin Foods (1475 HK) were among the top contributors to performance; Settle Bank (234340 KS), Cafe24 (042000 KS), and Escorts Ltd (ESC IN) were among the top detractors.
The portfolio turnover rates were 120% for the Global Opportunities Fund, 112% for the Micro-Cap Fund, 142% for the Small-Cap Opportunities Fund, 68% for the Small-Cap Value Fund, 184% for the China Opportunities Fund, 142% for the International Opportunities Fund and 153% for the Emerging Markets Fund. The net expense ratios for the investor share class of the Funds were 1.55% for Global Opportunities, 1.58% for Micro-Cap, 1.55% for Small-Cap Value, 1.55% for Small-Cap Opportunities, 1.84% for China Opportunities, 1.60% for International Opportunities and 1.75% for Emerging Markets.
For current performance information, please visit www.oberweisfunds.com.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited) (continued)
Oberweis Micro-Cap Fund
At December 31, 2019
Asset Allocation (% of Net Assets)
Equities	96.3
Other Assets less Liabilities	3.7
Top Ten Holdings (% of Net Assets)
Vericel Corp.	2.6
Recro Pharma, Inc.	2.5
eHealth, Inc.	2.4
Perdoceo Education Corp.	2.4
Castle Biosciences, Inc.	2.3
Axcelis Technologies, Inc.	2.2
SkyWest, Inc.	2.2
Bandwidth, Inc.	2.1
Tandem Diabetes Care, Inc.	2.0
LiqTech Intenational, Inc.	1.9
Top Ten Industries (% of Net Assets)
Computer Services Software & Systems	15.1
Biotechnology	10.5
Specialty Retail	5.4
Communications Technology	4.5
Scientific Instruments – Control & Filter	3.7
Production Technology Equipment	3.6
Medical Equipment	3.4
Commercial Services – Rental & Leasing	2.6
Oil Well Equipment & Services	2.6
Insurance – Multi-Line	2.4
Oberweis Small-Cap
Opportunities Fund
At December 31, 2019
Asset Allocation (% of Net Assets)
Equities	96.0
Other Assets less Liabilities	4.0
Top Ten Holdings (% of Net Assets)
WW International, Inc.	2.9
Recro Pharma, Inc.	2.4
Bottomline Technologies (DE), Inc.	2.4
CACI International, Inc.	2.3
Gray Television, Inc.	2.2
SkyWest, Inc.	2.0
DMC Global, Inc.	2.0
Arcosa, Inc.	2.0
Cornerstone OnDemand, Inc.	2.0
Inphi Corp.	2.0

Top Ten Industries (% of Net Assets)
Computer Services Software & Systems	17.9
Biotechnology	7.2
Telecommunications Equipment	3.8
Education Services	3.5
Healthcare Services	3.1
Medical & Dental Instruments & Supplies	3.0
Production Technology Equipment	2.9
Consumer Services – Miscellaneous	2.9
Textiles Apparel & Shoes	2.8
Semiconductors & Components	2.6

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited) (continued)
Oberweis Small Cap Value Fund
At December 31, 2019
Asset Allocation (% of Net Assets)
Equities	92.1
REITS	7.7
Other Assets less Liabilities	0.2
Top Ten Holdings (% of Net Assets)
Central Pacific Financial Corp.	2.7
Williams-Sonoma, Inc.	2.6
Old National Bancorp	2.6
Triumph Bancorp, Inc.	2.5
Physicians Realty Trust	2.5
Triumph Group, Inc.	2.3
Wolverine World Wide, Inc.	2.3
W&T Offshore, Inc.	2.2
Simmons First National Corp.	2.1
Hancock Whitney Corp.	2.0
Top Ten Industries (% of Net Assets)
Banks – Diversified	17.9
Computer Services Software & Systems	6.9
Specialty Retail	4.3
Health Care	3.9
Lodging & Resort	3.3
Insurance – Property-Casualty	3.1
Technology – Miscellaneous	3.1
Utilities – Gas Distributors	3.0
Textiles Apparel & Shoes	2.9
Healthcare Services	2.9
Oberweis Global
Opportunities Fund
At December 31, 2019
Asset Allocation (% of Net Assets)
Equities	98.7
Other Assets less Liabilities	1.3
Top Ten Holdings (% of Net Assets)
eHealth, Inc.	4.9
CACI International, Inc.	3.8
Tandem Diabetes Care, Inc.	3.7
Perdoceo Education Corp.	3.6
Inphi Corp.	3.6
WW International, Inc.	3.4
DMC Global, Inc.	3.4
Skyline Champion Corp	3.3
A-Living Services Co. Ltd.	3.2
Burford Capital Ltd.	2.9
Top Ten Industries (% of Net Assets)
Software	8.9
Information Technology Services	7.8
Diversified Consumer Services	7.1
Semiconductor & Semiconductor Equipment	6.4
Commercial Services & Supply	4.7
Health Care Equipment & Supplies	4.7
Household Durables	4.5
Airlines	4.4
Textiles, Apparel & Luxury Goods	3.7
Energy Equipment & Services	3.4

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited) (continued)
Oberweis China
Opportunities Fund
At December 31, 2019
Asset Allocation (% of Net Assets)
Equities	99.5
Other Assets less Liabilities	0.5
Top Ten Holdings (% of Net Assets)
Alibaba Group Hldg. Ltd. ADS	8.0
Tencent Hldgs. Ltd.	5.4
GDS Hldgs. Ltd.	2.3
TAL Education Group ADS	2.1
New Oriental Education & Technology Group, Inc. ADS	2.1
A-Living Services Co. Ltd.	1.9
Longfor Group Hldgs. Ltd.	1.8
CIFI Hldgs. Group Co. Ltd.	1.8
Anhui Conch Cement Co. Ltd	1.8
Gree Electric Appliances, Inc. of Zhuhai	1.7
Top Ten Industries (% of Net Assets)
Internet & Direct Marketing Retail	13.0
Interactive Media & Services	8.0
Real Estate Management & Development	7.8
Electronic Equipment, Instruments & Components	7.0
Household Durables	6.1
Diversified Consumer Services	4.2
Hotels, Restaurants & Leisure	3.7
Capital Markets	3.6
Insurance	3.4
Commercial Services & Supply	3.4
Oberweis International
Opportunities Fund
At December 31, 2019
Asset Allocation (% of Net Assets)
Equities	99.7
Other Assets less Liabilities	0.3
Top Ten Holdings (% of Net Assets)
Sushiro Global Hldgs. Ltd.	4.6
Evolution Gaming Group AB	3.6
Intermediate Capital Group PLC	3.6
Future PLC	3.5
Afterpay Touch Group Ltd.	3.4
Kobe Bussan Co. Ltd.	3.1
Evolution Mining Ltd.	3.0
Air Canada	2.5
JD Sports Fashion PLC	2.4
VAT Group AG	2.2
Top Ten Industries (% of Net Assets)
Capital Markets	8.6
Hotels, Restaurants & Leisure	8.2
Information Technology Services	7.6
Machinery	6.8
Media	5.1
Food & Staples Retailing	4.7
Software	4.7
Semiconductor & Semiconductor Equipment	4.5
Metals & Mining	4.2
Professional Services	3.5

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited) (continued)
Oberweis Emerging Markets Fund
At December 31, 2019
Asset Allocation (% of Net Assets)
Equities	96.8
Other Assets less Liabilities	3.2
Top Ten Holdings (% of Net Assets)
M31 Technology Corp.	3.5
Linx SA	3.2
Affle India Ltd.	2.8
Yantai Jereh Oilfield Services Group Co. Ltd.	2.4
LandMark Optoelectronics Corp.	2.1
DB HiTek Co. Ltd.	2.1
B2W – Companhia Digital	2.1
Taiwan Union Technology Corp.	2.0
Clicks Group Ltd.	2.0
Seegene, Inc.	2.0
Top Ten Industries (% of Net Assets)
Semiconductor & Semiconductor Equipment	11.4
Electronic Equipment, Instruments & Components	8.8
Software	6.8
Beverages	4.7
Pharmaceuticals	4.3
Biotechnology	4.0
Food Products	3.9
Machinery	3.8
Construction Materials	3.7
Diversified Consumer Services	3.5

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited) (continued)
Average Annual Total Returns1 (for the Periods Ended December 31, 2019)
	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION2 (%)	EXPENSE RATIO3 (%)
OBMCX	21.94	12.64	12.42	9.96	1.58
OMCIX4	22.09	12.90	12.69	10.23	1.32
Russell Microcap Growth	23.33	4.87	10.69	N/A5
Growth of a $10,000 Investment (from January 1, 1996 to December 31, 2019)
1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.
The Russell Microcap Growth Index measures the performance of those Russell microcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Growth Index is represented by the smallest 1,000 securities in the small cap Russell 2000 Index plus the next 1,000 securities. The Russell Index is unmanaged and is not available for investment.
2 Since Inception returns are from commencement of operations on 01/01/96 for the Fund.
3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/19. The expense ratio gross of any fee waivers or expense reimbursement was 1.60% and 1.34% for the Investor Class and Institutional Class, respectively.
4 The Institutional share class (OMCIX) began on May 1, 2017, returns for prior periods represent synthetic returns.
5 The Russell Microcap Growth Index began on July 3, 2000, and the line graph for the Index begins at the same value as the Fund on that date.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited) (continued)
Average Annual Total Returns1 (for the Periods Ended December 31, 2019)
	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION2 (%)	EXPENSE RATIO3 (%)
OBSOX	25.07	10.45	11.90	7.09	1.55
OBSIX4	25.43	10.74	12.19	7.36	1.30
Russell 2000 Growth	28.48	9.34	13.01	7.14
Growth of a $10,000 Investment (from September 15, 1996 to December 31, 2019)
1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.
The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell Index is unmanaged and is not available for investment.
2 Since Inception returns are from commencement of operations on 09/15/96 for the Fund.
3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/19. The expense ratio gross of any fee waivers or expense reimbursement was 2.21% and 1.96% for the Investor Class and Institutional Class, respectively.
4 The Institutional share class (OBSIX) began on May 1, 2017, returns for prior periods represent synthetic returns.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited) (continued)
Average Annual Total Returns1 (for the Periods Ended December 31, 2019)
	1 YR (%)	5 YR (%)	SINCE INCEPTION2 (%)	EXPENSE RATIO3 (%)
OBVLX	19.56	4.18	9.92	1.30
OBIVX4	19.31	4.11	9.88	1.55
Russell 2000 Value	22.39	6.99	10.53
Growth of a $10,000 Investment (from September 30, 2010 to December 31, 2019)
1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.
The Russell 2000 Value Index is a market capitalization-weighted index of value oriented stocks of U.S. domiciled companies that are included in the Russell 2000 index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. The Russell indices are unmanaged and are not available for investment.
2 Since Inception returns are from commencement of operations on 9/30/10 for the Fund.
3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/19. The expense ratio gross of any fee waivers or expense reimbursement was 1.49% and 1.74% for Institutional and Investor Class, respectively.
4 The Investor Class (OBIVX) began on May 1, 2018, returns of prior periods represent synthetic returns.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited) (continued)
Average Annual Total Returns1 (for the Periods Ended December 31, 2019)
	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION2 (%)	EXPENSE RATIO3 (%)
OBEGX	25.67	6.17	8.86	8.26	1.55
OBGIX4	25.96	6.43	9.13	8.53	1.30
MSCI ACWI Small-Cap	24.65	7.85	9.71	N/A5
Growth of a $10,000 Investment (from January 7, 1987 to December 31, 2019)
1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.
The MSCI ACWI Small-Cap Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap developed and emerging markets with dividends reinvested net of withholding tax. A sales load of 4% was charged on the Oberweis Global Opportunities Fund until 12/31/19 and is not reflected in the total return figures or graph above.
2 Since Inception returns are from commencement of operations on 01/07/87 for the Fund.
3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/19. The expense ratio gross of any fee waivers or expense reimbursement was 1.58% and 1.33% for Investor Class and Institutional Class, respectively.
4 The Institutional share class (OBGIX) began on May 1, 2017, returns for prior periods represent synthetic returns.
5 The MSCI ACWI Small-Cap Index began on May 31, 1994, and the line graph for the index begins at the same value as the Fund on that date.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited) (continued)
Average Annual Total Returns1 (for the Periods Ended December 31, 2019)
	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION2 (%)	EXPENSE RATIO3 (%)
OBCHX	36.33	6.78	6.68	11.81	1.84
OCHIX4	36.82	7.06	6.95	12.09	1.59
MSCI China Net	23.46	7.49	5.34	10.35
Growth of a $10,000 Investment (from October 1, 2005 to December 31, 2019)
1 Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.
The MSCI China Net Index is a free float-adjusted market capitalization-weighted Index of Chinese equities that include China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges and P chips and foreign listings with minimum dividends reinvested net of withholding tax. The MSCI China net index is unmanaged and is not available for investment.
2 Since Inception returns are from commencement of operations on 10/01/05 for the Fund.
3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/19. The expense ratio gross of any fee waivers or expense reimbursement was 1.95% and 1.70% for Investor Class and Institutional Class, respectively.
4 The Institutional share class (OCHIX) began on May 1, 2017, returns for prior periods represent synthetic returns.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited) (continued)
Average Annual Total Returns1 (for the Periods Ended December 31, 2019)
	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION2 (%)	EXPENSE RATIO3 (%)
OBIOX	22.85	7.26	12.02	8.28	1.60
MSCI World ex-US Small Cap Growth	28.04	9.40	8.80	4.75
Growth of a $10,000 Investment (from February 1, 2007 to December 31, 2019)
1 Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.
The MSCI World ex-US Small Cap Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap growth developed and emerging markets excluding the U.S., with minimum dividends reinvested net of withholding tax.
2 Since Inception returns are from commencement of operations on 02/01/07 for the Fund.
3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/19. The expense ratio gross of any fee waivers or expense reimbursement was 1.82%.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited) (continued)
Average Annual Total Returns1 (for the Periods Ended December 31, 2019)
	1 YR (%)	SINCE INCEPTION2 (%)	EXPENSE RATIO3 (%)
OBEMX	22.56	(1.99)	1.75
OIEMX	22.91	(1.75)	1.50
MSCI EM Small-Cap	11.50	(4.71)
Growth of a $10,000 Investment (from May 1, 2018 to December 31, 2019)
1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.
The MSCI EM Small-Cap Index (Net) is a free float-adjusted market capitalization weighted index that measures the performance of Small-Cap stocks in 24 emerging markets.
2 Since Inception returns are from commencement of operations on 05/01/2018 for the Fund.
3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/19. The expense ratio gross of any fee waivers or expense reimbursement was 3.86% and 3.61% for Investor Class and Institutional Class, respectively.

OBERWEIS MICRO-CAP FUND
Schedule of Investments December 31, 2019
	Shares	Value
Equities – 96.3%
Advertising Agencies – 1.0%
Marchex, Inc.*	199,300	$753,354
Air Transport – 2.2%
SkyWest, Inc.	25,800	1,667,454
Alternative Energy – 1.6%
Ameresco, Inc.*	69,808	1,221,640
Back Office Support, Human Resources & Consulting – 1.3%
CRA International, Inc.	18,800	1,024,036
Banks – Diversified – 1.9%
Enterprise Financial Services Corp.	17,300	834,033
Southern National Bancorp of Virginia, Inc.	36,800	601,680
		1,435,713
Banks – Savings, Thrifts & Mortgage – 1.1%
Meta Financial Group, Inc.	23,000	839,730
Biotechnology – 10.5%
Baudax Bio, Inc.*	75,660	523,567
Castle Biosciences, Inc.*	51,200	1,759,744
Coherus Biosciences, Inc.*	32,800	590,564
Collegium Pharmaceutical, Inc*.	40,400	831,432
Pfenex, Inc.*	45,200	496,296
Recro Pharma, Inc.	104,100	1,908,153
Vericel Corp.*	115,493	2,009,578
		8,119,334
BUILDING Materials – 0.7%
Griffon Corp.	28,600	581,438
Commercial Services – Rental & Leasing – 2.6%
H&E Equipment Services, Inc.	17,700	591,711
McGrath RentCorp.	19,000	1,454,260
		2,045,971
Commercial Vehicles & Parts – 1.2%
Spartan Motors, Inc.	53,100	960,048

See accompanying notes to the financial statements.

OBERWEIS MICRO-CAP FUND (continued)
Schedule of Investments December 31, 2019

	Shares	Value
Communications Technology – 4.5%
Bandwidth, Inc.*	25,249	$1,617,198
Comtech Telecommunications Corp.	13,700	486,213
Digi International, Inc.*	38,100	675,132
Harmonic, Inc.*	80,600	628,680
PC-Tel, Inc.*	9,182	77,772
		3,484,995
Computer Services Software & Systems – 15.1%
Digital Turbine, Inc.*	148,700	1,060,231
EverQuote, Inc.*	22,800	783,180
Limelight Networks, Inc.*	187,300	764,184
MobileIron, Inc.*	206,900	1,005,534
Model N, Inc.*	11,000	385,770
OneSpan, Inc.*	70,700	1,210,384
Perficient, Inc.*	24,800	1,142,536
TechTarget, Inc.*	22,600	589,860
Telaria, Inc.*	166,800	1,469,508
The Rubicon Project, Inc.*	146,200	1,192,992
Upland Software, Inc.*	31,600	1,128,436
Zix Corp.*	149,000	1,010,220
		11,742,835
Computer Technology – 1.0%
Impinj, Inc.*	31,200	806,832
Diversified Manufacturing Operations – 2.4%
Federal Signal Corp.	24,200	780,450
Inmode Ltd.*	27,700	1,085,840
		1,866,290
Education Services – 2.4%
Perdoceo Education Corp.*	100,959	1,856,636
Electronic Components – 2.3%
Camtek Ltd.	93,400	1,011,522
Methode Electronics, Inc.	19,800	779,130
		1,790,652
Environmental, Maintenance, & Security Services – 0.8%
SP Plus Corp.*	14,339	608,404
Financial Data & Systems – 1.5%
Cardtronics PLC.*	25,900	1,156,435
Home Building – 0.7%
M/I Homes, Inc.*	14,500	570,575

See accompanying notes to the financial statements.

OBERWEIS MICRO-CAP FUND (continued)
Schedule of Investments December 31, 2019

	Shares	Value
Healthcare Services – 1.8%
Addus HomeCare Corp.*	14,100	$1,370,802
Insurance – Multi-Line – 2.4%
eHealth, Inc.*	19,600	1,883,168
Leisure Time – 0.7%
Clarus Corp.	40,900	554,604
Machinery – Industrial – 1.3%
Tennant Co.	12,700	989,584
Manufactured Housing – 1.7%
Skyline Champion Corp*	40,803	1,293,455
Materials & Processing – 0.5%
Tecnoglass, Inc.	48,900	403,425
Medical & Dental Instruments & Supplies – 2.3%
Antares Pharma, Inc.*	112,300	527,810
Cutera, Inc.*	34,900	1,249,769
		1,777,579
Medical Equipment – 3.4%
Oxford Immunotec Global PLC*	65,200	1,082,320
Tandem Diabetes Care, Inc.*	26,600	1,585,626
		2,667,946
Metal Fabricating – 1.2%
Northwest Pipe Co.*	26,800	892,708
Office Supplies & Equipment – 0.6%
ACCO Brands Corp.	53,300	498,888
Oil Well Equipment & Services – 2.6%
DMC Global, Inc.	31,165	1,400,555
Matrix Service Co.*	26,400	604,032
		2,004,587
Pharmaceuticals – 1.3%
BioDelivery Sciences International, Inc.*	156,100	986,552
Power Transmission Equipment – 1.9%
Powell Industries, Inc.	29,300	1,435,407
Production Technology Equipment – 3.6%
Axcelis Technologies, Inc.*	72,200	1,739,659
Ultra Clean Hldgs., Inc.*	45,600	1,070,232
		2,809,891

See accompanying notes to the financial statements.

OBERWEIS MICRO-CAP FUND (continued)
Schedule of Investments December 31, 2019

	Shares	Value
Recreational Vehicles & Boats – 0.9%
Malibu Boats, Inc.*	17,700	$724,815
Scientific Instruments – Control & Filter – 3.7%
LiqTech International, Inc.*	252,980	1,479,933
Napco Security Technologies, Inc.*	46,137	1,355,966
		2,835,899
Scientific Instruments – Electrical – 1.5%
Allied Motion Technologies, Inc.	23,800	1,154,300
Scientific Instruments – Pollution Control – 0.8%
Team, Inc.*	40,000	638,800
Semiconductors & Components – 0.7%
Adesto Technologies Corp.*	68,200	579,700
Specialty Retail – 5.4%
America’s Car-Mart, Inc.*	5,000	548,300
Boot Barn Hldgs., Inc.*	16,800	748,104
The Cato Corp.	25,000	435,000
Tilly’s, Inc.	85,700	1,049,825
Zumiez, Inc.*	40,100	1,385,054
		4,166,283
Textile Products – 1.3%
Unifi, Inc*	41,400	1,045,764
Telecommunications Equipment – 1.9%
Knowles Corp.*	67,600	1,429,741
Total Equities
(Cost: $63,031,578)		$74,676,270
Total Investments – 96.3%
(Cost: $63,031,578)		$74,676,270
Other Assets Less Liabilities – 3.7%		2,863,564
Net Assets – 100%		$77,539,834

* Non-income producing security during the year ended December 31, 2019
See accompanying notes to the financial statements.

Oberweis Small-Cap Opportunities Fund
Schedule of Investments December 31, 2019
	Shares	Value
Equities – 96.0%
Aerospace – 1.3%
Aerojet Rocketdyne Hldgs., Inc.*	3,400	$155,244
Air Transport – 2.0%
SkyWest, Inc.	3,700	239,131
Auto parts – 0.9%
Visteon Corp.*	1,200	103,908
Back Office Support, Human Resources, & Consulting – 1.4%
TTEC Hldgs., Inc.	4,100	162,442
Banks – Diversified – 1.9%
Banner Corp.	1,400	79,226
Enterprise Financial Services Corp.	3,100	149,451
		228,677
Banks – Savings, Thrift & Mortgage Lending – 1.2%
Meta Financial Group, Inc.	3,700	135,087
Biotechnology – 7.2%
Baudax Bio, Inc.*	4,760	32,939
Coherus Biosciences, Inc.*	4,800	86,424
Collegium Pharmaceutical, Inc*.	5,900	121,422
Recro Pharma, Inc.	15,400	282,282
Repligen Corp.*	1,200	111,000
Vericel Corp.*	12,100	210,540
		844,607
Building Materials – 1.3%
Trex Co., Inc.*	1,700	152,796
Casinos & Gambling – 1.1%
Eldorado Resorts, Inc.*	2,200	131,208
Commercial Services – Rental & Leasing – 1.7%
McGrath RentCorp.	2,600	199,004
Commercial Vehicles & Parts – 0.6%
Oshkosh Corp.	800	75,720
Communications Technology – 1.7%
Bandwidth, Inc.*	3,100	198,555

See accompanying notes to the financial statements.

Oberweis Small-Cap Opportunities Fund (continued)
Schedule of Investments December 31, 2019

	Shares	Value
Computer Services Software & Systems – 17.9%
Bottomline Technologies (de), Inc.*	5,200	$278,720
CACI International, Inc.*	1,100	274,989
Cornerstone OnDemand, Inc.*	4,000	234,200
CyberArk Software Ltd.*	1,200	139,896
Mercury Systems, Inc.*	2,900	200,419
NIC, Inc.	4,800	107,280
Rapid7, Inc.*	2,900	162,458
SPS Commerce, Inc.*	3,400	188,428
Synnex Corp.	1,600	206,080
The Rubicon Project, Inc.*	19,600	159,936
Upland Software, Inc.*	4,100	146,411
		2,098,817
Computer Technology – 0.9%
Impinj, Inc.*	4,100	106,026
Consumer Lending – 1.3%
Navient Corp.	11,300	154,584
Consumer Services – Miscellaneous – 2.9%
WW International, Inc.*	8,900	340,069
Containers & Packaging – 1.3%
Graphic Packaging Hldg. Co.	9,400	156,510
Diversified Manufacturing Operations – 1.4%
Inmode Ltd.*	4,100	160,720
Diversified Materials & Processing – 0.9%
Cabot Microelectronics Corp.	700	101,024
Drug & Grocery Store Chains – 0.7%
Sprouts Farmers Market, Inc.*	4,000	77,400
Education Services – 3.5%
Chegg, Inc.*	3,100	117,521
Perdoceo Education Corp.*	10,100	185,739
Strategic Education, Inc.	700	111,230
		414,490
Energy Equipment – 2.0%
Arcosa, Inc.	5,300	236,115
Financial Data & Systems – 1.4%
Cardtronics PLC*	3,700	165,205
Foods – 1.1%
Performance Food Group Co.*	2,600	133,848
Forest Products – 1.3%
Universal Forest Products, Inc.	3,100	147,870

See accompanying notes to the financial statements.

Oberweis Small-Cap Opportunities Fund (continued)
Schedule of Investments December 31, 2019

	Shares	Value
Healthcare Services – 3.1%
Addus HomeCare Corp.*	1,900	$184,718
Amedisys, Inc.*	1,100	183,612
		368,330
Home Building – 0.9%
M/I Homes, Inc.*	2,700	106,245
Household Equipment & Production – 1.4%
Helen of Troy Ltd.*	900	161,811
Insurance – Multi-Line – 1.9%
eHealth, Inc.*	2,300	220,984
Insurance – Property Casualty – 1.0%
NMI Hldgs., Inc.*	3,400	112,812
Machinery – Industrial – 1.4%
Chart Industries, Inc.*	2,500	168,725
Manufactured Housing – 1.4%
Skyline Champion Corp.*	5,100	161,670
Medical & Dental Instruments & Supplies – 3.0%
CONMED Corp.	1,400	156,562
NuVasive, Inc.*	2,500	193,350
		349,912
Medical Equipment – 1.8%
Tandem Diabetes Care, Inc.*	3,500	208,635
Medical Services – 1.6%
NeoGenomics, Inc.*	6,300	184,275
Oil Well Equipment & Services – 2.0%
DMC Global, Inc.	5,301	238,227
Production Technology Equipment – 2.9%
Axcelis Technologies, Inc.*	7,800	187,941
Ultra Clean Hldgs., Inc.*	6,700	157,249
		345,190
Radio & TV Broadcasters – 2.2%
Gray Television, Inc.*	12,200	261,568
Recreational Vehicles & Boats – 0.9%
Malibu Boats, Inc.*	2,600	106,470
Scientific Instruments – Control & Filter – 1.2%
SPX FLOW, Inc.*	3,000	146,610
Scientific Instruments – Gauges & Meters – 1.2%
Itron, Inc.*	1,700	142,715

See accompanying notes to the financial statements.

Oberweis Small-Cap Opportunities Fund (continued)
Schedule of Investments December 31, 2019

	Shares	Value
Semiconductors & Components – 2.6%
Inphi Corp.*	3,100	$229,462
Lattice Semiconductor Corp.*	4,100	78,474
		307,936
Telecommunications Equipment – 3.8%
Knowles Corp.*	10,100	213,615
Viavi Solutions, Inc.*	14,500	217,500
		431,115
Textiles Apparel & Shoes – 2.8%
Crocs, Inc.*	2,300	96,347
Deckers Outdoor Corp.*	1,300	219,518
		315,865
Total Equities
(Cost: $9,612,981)		$11,258,152
Total Investments – 96.0%
(Cost: $9,612,981)		$11,258,152
Other Assets Less Liabilities – 4.0%		473,375
Net Assets – 100%		$11,731,527

* Non-income producing security during the year ended December 31, 2019
See accompanying notes to the financial statements.

Oberweis Small-Cap Value Fund
Schedule of Investments December 31, 2019
	SHARES	VALUE
Equities – 92.1%
Aerospace – 2.3%
Triumph Group, Inc.	24,020	$606,985
Air Transport – 2.9%
Air Transport Services Group, Inc.*	13,800	323,748
SkyWest, Inc.	3,400	219,742
Spirit Airlines, Inc.*	5,400	217,674
		761,164
Asset Management & Custodian – 0.6%
Virtus Investment Partners, Inc.	1,300	158,236
Auto Parts – 1.8%
Dana, Inc.	25,900	471,380
Back Office Support, Human Resources & Consulting – 1.0%
FTI Consulting, Inc.*	1,700	188,122
TriNet Group, Inc.*	1,500	84,915
		273,037
Banks – Diversified – 17.9%
Associated Banc-Corp	21,440	472,538
Central Pacific Financial Corp.	23,880	706,370
Fulton Financial Corp.	24,700	430,521
Hancock Whitney Corp.	12,075	529,851
Hope Bancorp, Inc.	33,200	493,352
Old National Bancorp	37,500	685,875
Simmons First National Corp.	20,368	545,659
Texas Capital Bancshares, Inc.*	3,400	193,018
Triumph Bancorp, Inc.*	17,200	653,944
		4,711,128
Building Materials – 0.4%
Quanex Building Products Corp.	6,700	114,436
Casinos & Gambling – 0.8%
Red Rock Resorts, Inc.	9,170	219,622
Cement – 0.5%
U.S. Concrete, Inc.*	3,200	133,312
Chemicals – Diversified – 0.9%
AdvanSix, Inc.*	7,400	147,704
PolyOne Corp.	2,500	91,975
		239,679
Commercial Finance & Mortgage – 1.3%
Walker & Dunlop, Inc.	5,166	334,137
Commercial Vehicles & Parts – 2.0%
Oshkosh Corp.	5,510	521,522

See accompanying notes to the financial statements.

Oberweis Small-Cap Value Fund (continued)
Schedule of Investments December 31, 2019

	SHARES	VALUE
Communications Technology – 1.0%
Comtech Telecommunications Corp.	7,600	$269,724
Computer Services Software & Systems – 6.9%
Blucora, Inc.*	10,200	266,628
Caci International, Inc.*	1,200	299,988
ePlus, Inc.*	2,000	168,580
Science Applications International Corp.	3,200	278,464
SYNNEX Corp.	1,586	204,277
Verint Systems, Inc.*	4,280	236,941
Zix Corp.*	52,394	355,231
		1,810,109
Construction – 0.5%
Granite Construction, Inc.*	4,800	132,816
Consumer Electronics – 0.3%
Fitbit, Inc.*	11,000	72,270
Consumer Lending – 0.3%
Navient Corp.	6,000	82,080
Consumer Staples – Miscellaneous – 0.3%
Spectrum Brands Hldgs., Inc.*	1,100	70,719
Containers & Packaging – 2.5%
Graphic Packaging Hldg. Co.	19,900	331,335
Greif, Inc.	6,088	269,090
O-I Glass, Inc.	5,800	69,194
		669,619
Diversified Financial Services – 1.8%
Stifel Financial Corp.	7,750	470,038
Diversified Manufacturing Operations – 0.3%
Federal Signal Corp.	2,480	79,980
Diversified Materials & Processing – 0.6%
Belden, Inc.	3,100	170,500
Engineering & Contracting Services – 2.9%
AECOM*	2,200	94,886
MasTec, Inc.*	7,100	455,536
Tetra Tech, Inc.	2,380	205,061
		755,483
Entertainment – 0.9%
AMC Entertainment Hldgs., Inc.	32,300	233,852
Environmental, Maintenance, & Security Services – 0.8%
Brink’s Co.	1,151	104,373
UniFirst Corp.	500	100,990
		205,363

See accompanying notes to the financial statements.

Oberweis Small-Cap Value Fund (continued)
Schedule of Investments December 31, 2019

	SHARES	VALUE
Financial Data & Systems – 0.6%
Corelogic, Inc.*	3,900	$170,469
Glass – 0.4%
Apogee Enterprises, Inc.	3,500	113,750
Healthcare Facilities – 1.5%
National HealthCare Corp.	4,500	388,935
Healthcare Services – 2.9%
Allscripts Healthcare Solutions, Inc.*	14,100	138,392
MEDNAX, Inc.*	17,800	494,662
The Ensign Group, Inc.	3,100	140,647
		773,701
Home Building – 0.7%
Green Brick Partners, Inc.*	16,033	184,059
Insurance – Life – 1.9%
CNO Financial Group, Inc.	26,930	488,241
Insurance – Property – Casualty – 3.1%
Heritage Insurance Hldgs., Inc.	29,993	397,407
Radian Group, Inc.	17,000	427,720
		825,127
Machinery – Agricultural – 1.9%
Agco Corp.	6,550	505,988
Machinery – Construction & Handling – 0.5%
Hyster-Yale Materials Handling, Inc.	1,600	94,336
Terex Corp.	1,500	44,670
		139,006
Metal Fabricating – 1.0%
Timken Co.	4,700	264,657
Metals & Minerals – Diversified – 0.5%
Cleveland-Cliffs, Inc.	15,000	126,000
Oil Crude Producer – 2.9%
Gulfport Energy Corp.*	56,300	171,152
W&T Offshore, Inc.*	105,000	583,800
		754,952
Oil Refining & Marketing – 1.6%
PBF Energy, Inc.	13,400	420,358
Radio & TV Broadcasters – 0.2%
Entercom Communications Corp.*	13,600	63,104
Semiconductors & Components – 1.7%
Vishay Intertechnology, Inc.	20,700	440,703

See accompanying notes to the financial statements.

Oberweis Small-Cap Value Fund (continued)
Schedule of Investments December 31, 2019

	SHARES	VALUE
Shipping – 1.3%
Matson, Inc.	8,080	$329,664
Specialty Retail – 4.3%
American Eagle Outfitters, Inc.	12,800	188,160
Urban Outfitters, Inc.*	9,200	255,484
Williams-Sonoma, Inc.	9,420	691,805
		1,135,449
Steel – 1.4%
Carpenter Technology Corp.	7,250	360,905
Technology – Miscellaneous – 3.1%
Benchmark Electronics, Inc.	11,500	395,140
Jabil, Inc.	5,600	231,448
Plexus Corp.*	2,400	184,656
		811,244
Textiles Apparel & Shoes – 2.9%
PVH Corp.	1,600	168,240
Wolverine World Wide, Inc.	17,650	595,511
		763,751
Truckers – 0.7%
Werner Enterprises, Inc.	5,100	185,589
Utilities – Electrical – 1.7%
Portland General Electric Co.	8,100	451,899
Utilities – Gas Distributors – 3.0%
New Jersey Resources Corp.	9,700	432,329
Southwest Gas Hldgs., Inc.	5,050	383,649
		815,978
Utilities – Telecommunications – 0.8%
Iridium Communications, Inc.*	9,400	231,616
Total Equities
(Cost: $21,678,138)		$24,312,336
Real Estate Investment Trusts – 7.7%
Healthcare – 3.9%
National Health Investors, Inc.	4,565	371,956
Physicians Realty Trust	34,181	647,387
		1,019,343
Industrial – 0.5%
Monmouth Real Estate Investment Corp.	8,400	121,631

See accompanying notes to the financial statements.

Oberweis Small-Cap Value Fund (continued)
Schedule of Investments December 31, 2019

	SHARES	VALUE
Lodging & Resort – 3.3%
Ryman Hospitality Properties, Inc.	5,805	$503,060
Xenia Hotels & Resorts, Inc.	16,600	358,725
		861,785
Total Real Estate Investment Trusts
(Cost: $1,642,849)		$2,002,759
Total Investments – 99.8%
(Cost: $23,320,987)		$26,315,095
Other Assets Less Liabiltites – 0.2%		50,066
Net Assets – 100%		$26,365,161

* Non-income producing security during the year ended December 31, 2019
See accompanying notes to the financial statements.

Oberweis Global Opportunities Fund
Schedule of Investments(a) December 31, 2019
	Shares	Value
Equities – 98.7%
Australia – 1.2%
Afterpay Touch Group Ltd.*	25,000	$513,684
Brazil – 1.0%
Linx SA*	50,000	440,252
Canada – 3.0%
Air Canada*	17,100	638,781
Parkland Fuel Corp.	17,100	628,247
		1,267,028
China – 9.8%
A-Living Services Co. Ltd.	395,750	1,366,179
GDS Hldgs. Ltd.*	12,800	660,224
Hangzhou Robam Appliances Co. Ltd.*	100,000	485,378
Li Ning Co. Ltd.*	178,500	534,884
Shenzhen Sunway Communication Co. Ltd.*	99,964	651,243
Shenzhou International Group Hldgs. Ltd.	34,200	499,901
		4,197,809
France – 2.6%
Teleperformance SE	4,500	1,097,364
Japan – 5.3%
Disco Corp.*	2,600	610,545
Kobe Bussan Co. Ltd.	33,200	1,142,220
Nihon Unisys Ltd.	16,400	514,452
		2,267,217
Sweden – 5.7%
Evolution Gaming Group AB	38,500	1,161,889
MIPS AB	44,265	937,626
Sinch AB*	10,400	318,116
		2,417,631
Switzerland – 1.3%
VAT Group AG*	3,300	556,732
United Kingdom – 10.2%
Burford Capital Ltd.	133,000	1,254,418
GB Group PLC*	45,800	473,228
Nomad Foods Ltd.*	36,730	821,650
Oxford Instruments PLC*	21,600	440,641
Serco Group PLC*	300,000	643,396
Spirent Communications PLC	212,700	708,624
		4,341,957

See accompanying notes to the financial statements.

Oberweis Global Opportunities Fund (continued)
Schedule of Investments(a) December 31, 2019

	Shares	Value
United States Of America – 58.6%
Addus HomeCare Corp.*	4,800	$466,656
Air Transport Services Group, Inc.*	19,400	455,124
Amedisys, Inc.*	2,000	333,840
Bandwidth, Inc.*	16,600	1,063,230
Bottomline Technologies (DE), Inc.*	6,400	343,040
Cabot Microelectronics Corp.	4,000	577,280
CACI International, Inc.*	6,500	1,624,935
Chart Industries, Inc.*	10,100	681,649
CONMED Corp.	3,700	413,771
Cornerstone OnDemand, Inc.*	9,200	538,660
Deckers Outdoor Corp.*	3,300	557,238
DMC Global, Inc.	32,600	1,465,044
eHealth, Inc.*	21,800	2,094,544
Enterprise Financial Services Corp.	7,000	337,470
Gray Television, Inc.*	20,500	439,520
Inphi Corp.*	20,600	1,524,812
Malibu Boats, Inc.*	15,200	622,440
Mercury Systems, Inc.*	5,100	352,461
Perdoceo Education Corp.*	84,300	1,550,277
Rapid7, Inc.*	11,800	661,036
Skyline Champion Corp.*	44,700	1,416,990
SkyWest, Inc.	19,300	1,247,359
Tandem Diabetes Care, Inc.*	26,500	1,579,665
The Rubicon Project, Inc.*	57,300	467,568
Trex Co., Inc.*	6,000	539,280
Upland Software, Inc.*	28,200	1,007,022
Vericel Corp.*	67,400	1,172,760
WW International, Inc.*	38,400	1,467,265
		25,000,936
Total Equities
(Cost: $35,378,323)		$42,100,610
Total Investments – 98.7%
(Cost: $35,378,323)		$42,100,610
Other Assets Less Liabilities – 1.3%		547,453
Net Assets – 100%		$42,648,063

(a) Certain Securities Were Fair Valued Under The Discretion Of The Board Of Trustees. (See Note 2)
* Non-income producing security during the year ended December 31, 2019
See accompanying notes to the financial statements.

Oberweis Global Opportunities Fund (continued)
Schedule of Investments(a) December 31, 2019

Sector Allocations (As a percentage of Net Assets) (unaudited)
Communication Services	3.5%
Consumer Discretionary	22.7%
Consumer Staples	4.6%
Energy	4.9%
Financials	8.6%
Health Care	9.3%
Industrials	17.8%
Information Technology	27.3%
See accompanying notes to the financial statements.

Oberweis China Opportunities Fund
Schedule of Investments December 31, 2019
	Shares	Value
Equities – 99.5%
Airlines – 0.7%
China Southern Airlines Co. Ltd.*	1,000,000	$672,459
Auto Components – 1.5%
IKD Co. Ltd.*	400,000	800,494
Minth Group Ltd.*	150,000	529,369
		1,329,863
Automobiles – 2.1%
Geely Automobile Hldgs. Ltd.*	500,000	977,888
Guangzhou Automobile Group Co. Ltd.*	750,000	933,614
		1,911,502
Banks – 1.4%
China Merchants Bank Co. Ltd.*	250,000	1,284,922
Beverages – 1.5%
Kweichow Moutai Co. Ltd.	7,975	1,354,412
Biotechnology – 0.6%
Shenzhen Kangtai Biological Products Co. Ltd.*	39,966	503,699
Capital Markets – 3.6%
CITIC Securities Co. Ltd.*	400,020	1,452,906
Huatai Securities Co. Ltd.* – Class A	300,000	874,715
Huatai Securities Co. Ltd. – Class H	500,000	884,206
		3,211,827
Chemicals – 0.4%
SKSHU Paint Co. Ltd.*	30,000	347,345
Commercial Service & Supply – 3.4%
A-Living Services Co. Ltd.	500,000	1,726,063
Country Garden Services Hldgs. Co. Ltd.*	400,000	1,347,484
		3,073,547
Communications Equipment – 1.0%
Shenzhen Sunway Communication Co. Ltd.*	140,010	912,134
Construction Materials – 1.8%
Anhui Conch Cement Co. Ltd.	220,000	1,603,634

See accompanying notes to the financial statements.

Oberweis China Opportunities Fund (continued)
Schedule of Investments December 31, 2019

	Shares	Value
Containers & Packaging – 0.8%
Yunnan Energy New Material Co. Ltd.*	100,088	$725,619
Diversified Consumer Services – 4.2%
New Oriental Education & Technology Group, Inc. ADS*	15,500	1,879,375
TAL Education Group ADS*	40,000	1,928,000
		3,807,375
Diversified Telecommunication Services – 0.2%
China Tower Corp. Ltd.	1,000,000	220,731
Electrical Equipment – 1.0%
Contemporary Amperex Technology Co. Ltd.*	60,002	916,521
Electronic Equipment, Instruments & Components – 7.0%
AAC Technologies Hldgs., Inc.	105,000	916,289
Hangzhou Hikvision Digital Technology Co Ltd*	180,000	846,031
Kingboard Laminates Hldgs. Ltd.*	300,000	371,906
Lens Technology Co. Ltd.*	350,032	694,466
Luxshare Precision Industry Co. Ltd.	259,814	1,361,415
Navtech, Inc.*	150,000	530,169
Sunny Optical Technology Group Co. Ltd.	80,000	1,384,957
Yageo Corp.*	10,000	145,778
		6,251,011
Energy Equipment & Services – 2.4%
China Oilfield Services Ltd.*	600,000	940,929
Yantai Jereh Oilfield Services Group Co. Ltd.*	230,001	1,220,385
		2,161,314
Food Products – 1.0%
Inner Mongolia Yili Industrial Group Co. Ltd.*	200,000	888,353
Healthcare Providers & Services – 0.9%
Aier Eye Hospital Group Co. Ltd.*	150,000	851,889
Hotels, Restaurants & Leisure – 3.7%
Huazhu Group Ltd. ADS*	30,000	1,202,100
MGM China Hldgs. Ltd.	850,000	1,387,524
Wynn Macau Ltd.*	300,000	739,191
		3,328,815

See accompanying notes to the financial statements.

Oberweis China Opportunities Fund (continued)
Schedule of Investments December 31, 2019

	Shares	Value
Household Durables – 6.1%
Gree Electric Appliances, Inc. of Zhuhai	160,000	$1,506,353
Hangzhou Robam Appliances Co. Ltd.*	249,962	1,213,261
Jason Furniture Hangzhou Co. Ltd.*	70,000	459,552
Man Wah Hldgs. Ltd.	700,000	498,569
Midea Group Co. Ltd.*	149,942	1,253,876
Q Technology Group Co. Ltd.*	350,000	579,418
		5,511,029
Insurance – 3.4%
China Life Insurance Co. Ltd.*	500,000	1,389,192
PICC Property & Casualty Co. Ltd.*	700,000	843,525
Ping An Insurance Group Co. of China Ltd.	72,000	850,994
		3,083,711
Interactive Media & Services – 8.0%
Autohome, Inc. ADS*	11,000	880,110
Baidu, Inc.*	11,000	1,390,400
Tencent Hldgs. Ltd.	101,000	4,868,344
		7,138,854
Internet & Direct Marketing Retail – 13.0%
Alibaba Group Hldg. Ltd. ADS*	34,000	7,211,400
JD.com, Inc.*	40,000	1,409,200
Meituan Dianping*	80,000	1,046,161
Pinduoduo, Inc.*	30,000	1,134,600
Vipshop Hldgs. Ltd.*	60,000	850,200
		11,651,561
Information Technology Services – 2.3%
GDS Hldgs. Ltd.*	39,621	2,043,651
Life Sciences Tools & Services – 2.3%
Pharmaron Beijing Co. Ltd.*	140,000	781,541
WuXi AppTec Co. Ltd.*	100,000	1,240,327
		2,021,868
Machinery – 2.0%
Han’s Laser Technology Industry Group Co. Ltd.*	129,975	746,372
Zoomlion Heavy Industry Science & Technology Co. Ltd.	1,200,000	1,005,608
		1,751,980
Media – 1.2%
Focus Media Information Technology Co. Ltd.*	1,200,000	1,078,427

See accompanying notes to the financial statements.

Oberweis China Opportunities Fund (continued)
Schedule of Investments December 31, 2019

	Shares	Value
Metals & Mining – 3.4%
China Molybdenum Co. Ltd.*	1,500,000	$642,942
Ganfeng Lithium Co. Ltd.*	350,000	871,373
Zhaojin Mining Industry Co. Ltd.*	500,000	552,468
Zijin Mining Group Co. Ltd.*	2,000,000	995,855
		3,062,638
Pharmaceuticals – 2.5%
Jiangsu Hengrui Medicine Co. Ltd.*	59,947	753,199
Sino Biopharmaceutical Ltd.	1,050,000	1,468,758
		2,221,957
Real Estate Management & Development – 7.8%
China Resources Land Ltd.*	200,000	995,855
CIFI Hldgs. Group Co. Ltd.	1,900,000	1,606,843
Longfor Group Hldgs. Ltd.	350,000	1,639,439
Powerlong Commercial Management Hldgs. Ltd.*	350,000	441,076
Sun Hung Kai Properties Ltd.	60,000	918,599
Sunac China Hldgs. Ltd.	240,000	1,433,723
		7,035,535
Semiconductors & Semiconductor Equipment – 1.9%
Hua Hong Semiconductor Ltd.*	400,000	909,616
Silergy Corp.*	25,000	792,274
		1,701,890
Software – 1.0%
Beijing Thunisoft Corp. Ltd.*	250,000	911,610
Specialty Retail – 0.5%
China Yongda Automobiles Services Hldgs. Ltd.*	500,000	455,578
Textiles, Apparel & Luxury Goods – 2.7%
ANTA Sports Products Ltd.	125,000	1,118,893
Li Ning Co. Ltd.	430,000	1,288,516
		2,407,409
Transportation Infrastructure – 0.4%
Shanghai International Airport Co. Ltd.	29,960	338,710
Utilities – Gas – 1.8%
ENN Energy Hldgs. Ltd.	70,000	764,922
Kunlun Energy Co. Ltd.*	950,000	838,776
		1,603,698

See accompanying notes to the financial statements.

Oberweis China Opportunities Fund (continued)
Schedule of Investments December 31, 2019

	Shares	Value
Total Equities
(Cost: $68,697,368)		$89,377,078
Total Investments – 99.5%
(Cost: $68,697,368)		$89,377,078
Other Assets Less Liabilities – 0.5%		410,462
Net Assets – 100%		$89,787,540

* Non-income producing security during the year ended December 31, 2019
ADS — American depositary share
COUNTRY ALLOCATION (As a percentage of Net Assets) (unaudited)
China ( Includes the People’s Republic of China, Taiwan and Hong Kong)	99.5%
See accompanying notes to the financial statements.

Oberweis International Opportunities Fund
Schedule of Investments(a) December 31, 2019
	Shares	Value
Equities – 99.7%
Australia – 11.6%
Afterpay Touch Group Ltd.*	541,200	$11,120,236
Altium Ltd.	133,100	3,242,970
Austal Ltd.	1,081,900	2,900,251
Avita Medical Ltd.*	4,445,700	2,012,264
EML Payments Ltd.*	100,000	318,596
Evolution Mining Ltd.	3,610,100	9,626,933
James Hardie Industries PLC	180,600	3,532,156
Nearmap Ltd.*	2,678,600	4,774,487
		37,527,893
Belgium – 1.7%
Barco NV	22,410	5,505,093
Canada – 16.3%
Air Canada*	214,700	8,020,250
Altus Group Ltd.	106,300	3,107,306
ATS Automation Tooling Systems, Inc.*	324,000	5,346,773
BRP, Inc.	76,200	3,471,425
Cogeco Communications, Inc.	59,400	5,177,945
Element Fleet Management Corp.	745,600	6,367,399
Equitable Group, Inc.	30,300	2,551,444
Genworth MI Canada, Inc.	101,100	4,423,612
Gibson Energy, Inc.	119,800	2,453,012
Home Capital Group, Inc.*	129,200	3,279,248
Parex Resources, Inc.*	129,847	2,414,758
Parkland Fuel Corp.	87,100	3,200,016
Real Matters, Inc.*	174,000	1,650,762
Trulieve Cannabis Corp.*	109,300	1,293,655
		52,757,605
China – 1.3%
Yihai International Hldg. Ltd.	728,000	4,269,548
Denmark – 0.1%
Royal Unibrew A/S*	3,700	338,913
Finland – 1.9%
Valmet Oyj*	259,400	6,220,421

See accompanying notes to the financial statements.

Oberweis International Opportunities Fund (continued)
Schedule of Investments(a) December 31, 2019

	Shares	Value
France – 4.3%
Euronext NV*	4,000	$325,967
Rexel SA	180,000	2,391,587
Rubis SCA*	18,500	1,136,147
SOITEC SA*	55,400	5,822,748
SPIE SA	166,800	3,397,743
Trigano SA*	7,700	812,754
		13,886,946
Germany – 3.9%
Aurelius Equity Opportunities SE	97,123	4,246,677
CTS Eventim AG*	52,000	3,262,666
KION Group AG*	49,100	3,376,494
Varta AG*	13,800	1,870,833
		12,756,670
Hong Kong – 0.6%
Nissin Foods Co. Ltd.*	2,320,000	1,842,948
Israel – 1.1%
AudioCodes Ltd.*	133,900	3,439,891
Italy – 1.1%
DiaSorin SpA*	10,900	1,411,644
El.En. SpA*	10,400	385,436
Leonardo SpA	156,800	1,838,860
		3,635,940
Japan – 23.3%
Ariake Japan Co. Ltd.	9,000	668,972
BayCurrent Consulting, Inc.	85,400	4,360,018
Disco Corp.*	27,600	6,481,173
Fancl Corp.	92,700	2,468,074
Kobe Bussan Co. Ltd.	289,600	9,963,462
Kusuri no Aoki Hldgs. Co. Ltd.	60,500	3,788,202
Lasertec Corp.	18,200	923,013
M&A Capital Partners Co. Ltd.*	167,600	6,785,887
Net One Systems Co. Ltd.	170,100	4,343,021
Nihon Unisys Ltd.	169,200	5,307,635
Open House Co. Ltd.*	184,100	5,263,900
Rakus Co. Ltd.*	270,900	4,966,230
SCSK Corp.*	69,800	3,619,435
Sushiro Global Hldgs. Ltd.	172,600	14,864,002
Tsuruha Hldgs., Inc.*	12,800	1,643,495
		75,446,519

See accompanying notes to the financial statements.

Oberweis International Opportunities Fund (continued)
Schedule of Investments(a) December 31, 2019

	Shares	Value
Netherlands – 2.4%
ASM International NV	12,400	$1,393,001
Constellium SE*	294,400	3,944,960
SBM Offshore NV	130,900	2,435,929
		7,773,890
Singapore – 0.1%
Singapore Exchange Ltd.	73,300	482,745
Sweden – 5.3%
Evolution Gaming Group AB	389,518	11,755,239
Sinch AB*	27,100	828,936
Sweco AB*	45,900	1,769,562
Tele2 AB	196,240	2,848,220
		17,201,957
Switzerland – 2.2%
VAT Group AG*	42,100	7,102,554
United Kingdom – 22.5%
ASOS PLC*	5,500	245,748
Blue Prism Group PLC*	102,100	1,532,379
boohoo Group PLC*	388,900	1,534,684
Burford Capital Ltd.	449,100	4,235,782
Capita PLC*	2,842,300	6,178,586
ConvaTec Group PLC	1,178,300	3,097,545
Dunelm Group PLC*	171,700	2,629,291
Fevertree Drinks PLC	31,600	876,127
Future PLC	584,900	11,234,667
Games Workshop Group PLC	73,200	5,919,804
Hays PLC*	344,000	827,532
HomeServe PLC	70,900	1,187,145
Howden Joinery Group PLC	214,800	1,913,823
Intermediate Capital Group PLC	546,800	11,661,783
JD Sports Fashion PLC	713,500	7,914,756
Nomad Foods Ltd.*	116,700	2,610,579
Serco Group PLC*	2,101,351	4,506,673
Spirent Communications PLC	1,471,100	4,901,069
		73,007,973
Total Equities
(Cost: $257,908,532)		$323,197,506
Total Investments – 99.7%
(Cost: $257,908,532)		$323,197,506
Other Assets Less Liabilities – 0.3%		1,056,005
Net Assets – 100%		$324,253,511

(a) Certain securities were fair valued under the discretion of the Board of Trustees. (See Note 2)
* Non-income producing security during the year ended December 31, 2019
See accompanying notes to the financial statements.

Oberweis International Opportunities Fund (continued)
Schedule of Investments(a) December 31, 2019

Sector Allocations (As a percentage of Net Assets) (unaudited)
Communication Services	6.9%
Consumer Discretionary	15.7%
Consumer Staples	8.8%
Energy	3.2%
Financials	13.6%
Healthcare	1.9%
Industrials	19.5%
Information Technology	21.1%
Materials	5.3%
Real Estate	2.6%
Utilities	1.1%
See accompanying notes to the financial statements.

Oberweis Emerging Markets Fund
Schedule of Investments(a) December 31, 2019
	Shares	Value
Equities – 96.8%
Brazil – 11.2%
Arco Platform Ltd.*	2,300	$101,660
B2W – Companhia Digital*	10,456	163,389
YDUQS Part*	7,500	88,560
IRB-Brasil Resseguros SA	13,100	126,841
Linx SA*	28,900	254,465
LOG Commercial Properties e Participacoes SA	10,600	85,534
TOTVS SA	4,600	73,814
		894,263
Chile – 1.6%
Geopark Ltd.	5,853	129,351
China – 19.7%
Asia Cement China Hldgs. Corp.*	92,500	138,175
China Isotope & Radiation Corp.	48,200	130,207
China Oriental Group Co. Ltd.*	192,000	79,586
China Traditional Chinese Medicine Hldgs. Co. Ltd.*	200,000	96,506
Chongqing Brewery Co. Ltd.*	16,700	124,572
Hangzhou Robam Appliances Co. Ltd.	29,900	145,128
Hangzhou Tigermed Consulting Co. Ltd.	3,950	35,810
Hua Hong Semiconductor Ltd.*	36,000	81,865
Jiangsu Hengli Hydraulic Co. Ltd.*	14,500	103,561
Shanghai Weaver Network Co. Ltd.	8,140	68,362
Sichuan Swellfun Co. Ltd.	14,000	104,010
Weimob, Inc.*	141,000	61,341
Wolong Electric Group Co. Ltd.*	44,800	77,307
Xiabuxiabu Catering Management China Hldgs. Co. Ltd.*	101,000	132,207
Yantai Jereh Oilfield Services Group Co. Ltd.	35,600	188,894
		1,567,531
Hong Kong – 1.8%
Nissin Foods Co. Ltd.	94,000	74,671
SPT Energy Group, Inc.*	762,000	65,519
		140,190
India – 9.5%
Affle India Ltd.*	9,900	219,330
Amber Enterprises India Ltd.	8,000	125,209
ESAB India Ltd.*	4,825	87,221
HDFC Asset Management Co. Ltd.	862	38,641
Honeywell Automation India Ltd.	260	99,497
IndiaMart InterMesh Ltd.*	3,200	92,620
Inox Leisure Ltd.	14,700	78,743
Jamna Auto Industries Ltd.	29,684	19,380
		760,641

See accompanying notes to the financial statements.

Oberweis Emerging Markets Fund (continued)
Schedule of Investments(a) December 31, 2019

	Shares	Value
Indonesia – 4.8%
PT Bank Tabungan Pensiunan Nasional Syariah Tbk*	297,000	$90,862
PT Indofood Sukses Makmur Tbk	138,700	79,085
PT Kalbe Farma Tbk*	841,000	98,054
PT Mitra Adiperkasa Tbk	1,545,200	117,402
		385,403
Malaysia – 0.5%
AEON Credit Service M Bhd*	11,500	39,753
Mexico – 2.4%
Alsea SAB de CV*	28,200	74,320
Gruma SAB de CV	7,400	75,978
Prologis Property Mexico SA De CV	17,200	38,098
		188,396
Philippines – 1.1%
Wilcon Depot, Inc.	237,900	84,553
Russia – 1.3%
HeadHunter Group PLC ADS*	4,900	105,105
South Africa – 2.0%
Clicks Group Ltd.	8,880	162,682
South Korea – 19.0%
AfreecaTV Co. Ltd.	1,989	118,378
Cj Logistics Corp.*	573	76,680
DB HiTek Co. Ltd.	6,900	164,674
Douzone Bizon Co. Ltd.	1,181	82,559
Hugel, Inc.*	455	156,473
Koh Young Technology, Inc.	1,463	133,318
LG Innotek Co. Ltd.	1,137	137,043
Macquarie Korea Infrastructure Fund	8,000	80,246
MegaStudyEdu Co. Ltd.	2,400	86,225
POSCO Chemical Co. Ltd.*	1,838	78,103
SaraminHR Co. Ltd.	3,050	81,601
Seegene, Inc.*	6,000	158,451
Ssangyong Cement Industrial Co. Ltd.	16,400	80,334
Tokai Carbon Korea Co. Ltd.	1,450	82,519
		1,516,604

See accompanying notes to the financial statements.

Oberweis Emerging Markets Fund (continued)
Schedule of Investments(a) December 31, 2019

	Shares	Value
Taiwan – 19.1%
Airtac International Group*	7,000	$108,934
Chailease Hldg. Co. Ltd.	25,840	118,955
Chroma Ate, Inc.	17,000	82,230
Innodisk Corp.	24,981	144,168
LandMark Optoelectronics Corp.	16,000	164,926
Lien Hwa Industrial Hldgs. Corp.*	64,000	78,887
M31 Technology Corp.	25,000	279,381
SCI Pharmtech, Inc.	22,000	79,995
Sinbon Electronics Co. Ltd.	24,000	99,276
Taiwan FamilyMart Co. Ltd.*	12,000	87,467
Taiwan Union Technology Corp.	33,000	162,925
Yageo Corp.*	8,000	116,623
		1,523,767
Thailand – 0.9%
Mega Lifesciences PCL	80,200	69,524
United Kingdom – 1.9%
Stock Spirits Group PLC	54,400	148,808
Total Equities
(Cost: $6,585,105)		$7,716,571
Total Investments – 96.8%
(Cost: $6,585,105)		$7,716,571
Other Assets Less Liabilities – 3.2%		251,895
Net Assets – 100%		$7,968,466

(a) Certain Securities Were Fair Valued Under The Discretion Of The Board Of Trustees
* Non-income producing security during the year ended December 31, 2019
ADS — American depositary share
Sector Allocations (As a percentage of Net Assets) (unaudited)
Communication Services	5.2%
Consumer Discretionary	14.3%
Consumer Staples	11.7%
Energy	4.8%
Financials	6.2%
Health Care	10.4%
Industrials	9.2%
Information Technology	28.7%
Materials	4.7%
Real Estate	1.6%
See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Assets and Liabilities December 31, 2019
	MICRO-CAP FUND	SMALL-CAP OPPORTUNITIES FUND	SMALL-CAP VALUE FUND
ASSETS
Investment securities at value(a)	$74,676,270	$11,258,152	$26,315,095
Cash	2,958,435	748,667	—
Receivable from fund shares sold	14,118	—	—
Receivable from securities sold	239,623	—	525,889
Dividends and interest receivable	16,391	3,088	40,630
Prepaid expenses	22,976	12,091	13,218
Total Assets	77,927,813	12,021,998	26,894,832
LIABILITIES
Payable to custodian bank	—	—	215,184
Payable for fund shares redeemed	85,204	29,767	—
Payable for securities purchased	184,176	228,029	266,390
Payable to advisor (see note 3)	65,720	2,795	18,205
Payable to distributor	9,944	1,296	44
Accrued expenses	42,935	28,584	29,848
Total Liabilities	387,979	290,471	529,671
NET ASSETS	$77,539,834	$11,731,527	$26,365,161
NET ASSETS
Investor Class	$46,545,805	$6,109,681	$210,293
Institutional Class	30,994,029	5,621,846	26,154,868
Total	$77,539,834	$11,731,527	$26,365,161
SHARES OUTSTANDING
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)
Investor Class	2,077,779	425,493	10,682
Institutional Class	1,374,216	388,019	1,328,063
Total	3,451,995	813,512	1,338,745
NET ASSET VALUE
Investor Class, offering price and redemption price	$22.40	$14.36	$19.69
Institutional Class, offering price and redemption price	$22.55	$14.49	$19.69
ANALYSIS OF NET ASSETS
Capital	$66,065,277	$9,894,923	$25,218,418
Accumulated earnings	11,474,557	1,836,604	1,146,743
Net assets	$77,539,834	$11,731,527	$26,365,161
(a) Investment securities at cost	$63,031,578	$9,612,981	$23,320,987

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Assets and Liabilities December 31, 2019 (continued)

	GLOBAL OPPORTUNITIES FUND	CHINA OPPORTUNITIES FUND	INTERNATIONAL OPPORTUNITIES FUND
ASSETS
Investment securities at value(a)	$42,100,610	$89,377,078	$323,197,506
Cash	588,757	1,362,362	—
Foreign currency(b)	—	895,462	—
Receivable from fund shares sold	2,000	26,050	161,400
Receivable from securities sold	—	2,442,622	4,169,333
Dividends and interest receivable	21,673	22,506	1,159,093
Prepaid expenses	15,018	20,844	41,123
Total Assets	42,728,058	94,146,924	328,728,455
LIABILITIES
Payable to custodian bank	—	—	3,209,464
Payable for fund shares redeemed	2,802	88,691	635,930
Payable for securities purchased	—	4,102,724	—
Payable to advisor (see note 3)	30,307	94,215	353,527
Payable to distributor	6,713	15,860	69,633
Accrued expenses	40,173	57,894	206,390
Total Liabilities	79,995	4,359,384	4,474,944
NET ASSETS	$42,648,063	$89,787,540	$324,253,511
NET ASSETS
Investor Class	$32,004,032	$75,486,932	$324,253,511
Institutional Class	10,644,031	14,300,608	—
Total	$42,648,063	$89,787,540	$324,253,511
SHARES OUTSTANDING
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)
Investor Class	1,289,358	6,124,418	16,685,465
Institutional Class	425,890	1,154,636	—
Total	1,715,248	7,279,054	16,685,465
NET ASSET VALUE
Investor Class, offering price and redemption price	$24.82	$12.33	$19.43
Institutional Class, offering price and redemption price	$24.99	$12.39	$—
ANALYSIS OF NET ASSETS
Capital	$37,851,756	$65,521,662	$329,437,079
Accumulated earnings (losses)	4,796,307	24,265,878	(5,183,568)
Net assets	$42,648,063	$89,787,540	$324,253,511
(a) Investment securities at cost	$35,378,323	$68,697,368	$257,908,532
(b) Foreign currency at cost	—	$890,412	—

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Assets and Liabilities December 31, 2019 (continued)

EMERGING MARKETS FUND
ASSETS
Investment securities at value(a)	$7,716,571
Foreign currency(b)	632,085
Receivable from fund shares sold	150
Receivable from securities sold	260,989
Receivable from advisor (see note 3)	3,968
Dividends and interest receivable	10,067
Prepaid expenses	6,258
Total Assets	8,630,088
LIABILITIES
Payable to custodian bank	202,476
Payable for securities purchased	411,121
Payable to distributor	116
Accrued expenses	47,909
Total Liabilities	661,622
NET ASSETS	$7,968,466
NET ASSETS
Investor Class	$586,719
Institutional Class	7,381,747
Total	$7,968,466
SHARES OUTSTANDING
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)
Investor Class	60,650
Institutional Class	759,896
Total	820,546
NET ASSET VALUE
Investor Class, offering price and redemption price	$9.67
Institutional Class, offering price and redemption price	$9.71
ANALYSIS OF NET ASSETS
Capital	$7,717,573
Accumulated earnings	250,893
Net Assets	$7,968,466
(a) Investment securities at cost	$6,585,105
(b) Foreign currency at cost	$618,685

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Operations Year Ended December 31, 2019
	MICRO-CAP FUND	SMALL-CAP OPPORTUNITIES FUND	SMALL-CAP VALUE FUND
INVESTMENT INCOME
Dividends(a)(b)	$469,650	$68,253	$565,811
Total investment income	469,650	68,253	565,811
EXPENSES:
Investment advisory fees (see note 3)	468,532	45,066	275,229
Management fees (see note 3)	312,355	45,066	—
Distribution fees and shareholder services (see note 3)	138,415	14,965	441
Transfer agent fees and expenses	95,305	25,736	22,822
Custodian fees and expenses	15,751	4,399	8,247
Accounting service fees	41,111	37,057	37,208
Federal and state registration fees	55,883	34,342	31,403
Audit fees	16,486	16,507	16,507
Other	44,408	13,054	18,002
Total expenses before reimbursed expenses	1,188,246	236,192	409,859
Earnings credit (see note 6)	(11,616)	(3,346)	(2,836)
Expense reimbursement (see note 3)	—	(71,415)	(48,784)
Total expenses	1,176,630	161,431	358,239
Net Investment Income (Loss)	(706,980)	(93,178)	207,572
NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	1,526,728	689,390	(533,736)
Change in net unrealized appreciation/depreciation on investments	13,511,984	1,859,667	5,105,381
Net realized /unrealized gains on investments	15,038,712	2,549,057	4,571,645
Net increase in net assets resulting from operations	$14,331,732	$2,455,879	$4,779,217

(a) Dividends are net of foreign withholding tax of  $5,622 for the Micro-Cap Fund.
(b) Dividends for Micro-Cap Fund and Small-Cap Opportunities Fund include a non-cash dividend of $189,366 and $23,871 respectively
See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Operations Year Ended December 31, 2019 (continued)

	Global Opportunities Fund	China Opportunities Fund	International Opportunities Fund	Emerging Markets Fund
Investment Income
Dividends(a)	$214,285	$895,598	$5,878,583	$115,152
Interest	—	—	225,473	—
Total investment income	214,285	895,598	6,104,056	115,152
Expenses:
Investment advisory fees (see note 3)	188,851	1,063,625	5,403,616	95,312
Management fees (see note 3)	167,867	—	—	—
Distribution fees and shareholder services (see note 3)	79,694	178,960	1,080,723	1,263
Transfer agent fees and expenses	47,433	120,170	623,415	20,988
Custodian fees and expenses	28,194	100,348	326,422	52,760
Accounting service fees	40,057	61,684	169,953	44,952
Federal and state registration fees	39,769	36,766	31,381	28,719
Audit fees	20,996	22,267	20,996	20,996
Other	26,999	38,437	211,306	11,303
Total expenses before reimbursed expenses	639,860	1,622,257	7,867,812	276,293
Earnings credit (see note 6)	(16,408)	(86,896)	(197,774)	(5,731)
Expense reimbursement (see note 3)	—	—	(753,411)	(154,924)
Total Expenses	623,452	1,535,361	6,916,627	115,638
Net Investment Loss	(409,167)	(639,763)	(812,571)	(486)
Net Realized and Unrealized Gains (Losses) from Investments:
Net realized gains (losses) on investment transactions	(643,937)	8,796,836	(28,138,806)	83,726
Net realized losses on foreign currency transactions	(5,114)	(7,756)	(15,123)	(33,928)
Net realized gains (losses) on investments and foreign currency transactions	(649,051)	8,789,080	(28,153,929)	49,798
Change in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,432,361	17,102,109	126,930,677	1,467,078
Net realized /unrealized gains on investments and foreign currencies	9,783,310	25,891,189	98,776,748	1,516,876
Net increase in net assets resulting from operations	$9,374,143	$25,251,426	$97,964,177	$1,516,390

(a) Dividends are net of foreign withholding tax of  $18,382, $39,203, $616,796, and $17,369 for the Global Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Emerging Markets Fund respectively.
See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Changes in Net Assets
	Micro-Cap Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Operations
Net investment loss	$(706,980)	$(1,146,910)
Net realized gains on investment transactions	1,526,728	14,871,831
Change in net unrealized appreciation/depreciation on investments	13,511,984	(25,431,397)
Net increase (decrease) in net assets resulting from operations	14,331,732	(11,706,476)
From Distributions
Distributions to shareholders
Investor Class	—	(8,933,141)
Institutional Class	—	(2,426,127)
Net decrease in net assets from distributions	—	(11,359,268)
From Capital Share Transactions
Investor Class
Proceeds from sale of shares	9,676,418	47,105,782
Proceeds from reinvestment of distributions	—	8,353,191
Redemption of shares (see note 5)	(27,287,756)	(76,102,803)
Net decrease from investor class share transactions	(17,611,338)	(20,643,830)
Institutional Class
Proceeds from sale of shares	18,429,262	11,741,602
Proceeds from reinvestment of distributions	—	2,127,970
Redemption of shares (see note 5)	(5,155,907)	(4,215,275)
Net increase from institutional class share transactions	13,273,355	9,654,297
Redemption fees (see note 5)	6,594	—
Net decrease in net assets resulting from capital share transactions	(4,331,389)	(10,989,533)
Total increase (decrease) in net assets	10,000,343	(34,055,277)
Net Assets
Beginning of year	67,539,491	101,594,768
End of year	$77,539,834	$67,539,491
Transactions in Shares
Investor Class
Shares sold	450,856	1,754,020
Shares issued in reinvestment of distributions	—	460,739
Less shares redeemed	(1,262,621)	(2,997,151)
Net decrease from investor class share transactions	(811,765)	(782,392)
Institutional Class
Shares sold	821,535	469,754
Shares issued in reinvestment of distributions	—	116,793
Less shares redeemed	(229,559)	(175,598)
Net increase from institutional class share transactions	591,976	410,949
Net decrease from capital share transactions	(219,789)	(371,443)
See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Changes in Net Assets (continued)

	Small-Cap Opportunities Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Operations
Net investment loss	$(93,178)	$(112,199)
Net realized gains on investment transactions	689,390	1,667,407
Change in net unrealized appreciation/depreciation on investments	1,859,667	(2,374,509)
Net increase (decrease) in net assets resulting from operations	2,455,879	(819,301)
From Distributions
Distributions to shareholders
Investor Class	(182,129)	(1,232,801)
Institutional Class	(165,161)	(1,019,030)
Net decrease in net assets from distributions	(347,290)	(2,251,831)
From Capital Share Transactions
Investor Class
Proceeds from sale of shares	150,627	641,144
Proceeds from reinvestment of distributions	153,834	1,035,895
Redemption of shares (see note 5)	(617,320)	(2,223,654)
Net decrease from investor class share transactions	(312,859)	(546,615)
Institutional Class
Proceeds from sale of shares	208,229	1,725,341
Proceeds from reinvestment of distributions	143,919	881,812
Redemption of shares (see note 5)	(253,831)	(249,334)
Net increase from institutional class share transactions	98,317	2,357,819
Redemption fees (see note 5)	5	—
Net increase (decrease) in net assets resulting from capital share transactions	(214,537)	1,811,204
Total increase (decrease) in net assets	1,894,052	(1,259,928)
Net Assets
Beginning of year	9,837,475	11,097,403
End of year	$11,731,527	$9,837,475
Transactions in Shares
Investor Class
Shares sold	10,835	37,677
Shares issued in reinvestment of distributions	10,698	88,766
Less shares redeemed	(44,001)	(137,706)
Net decrease from investor class share transactions	(22,468)	(11,263)
Institutional Class
Shares sold	15,223	103,838
Shares issued in reinvestment of distributions	9,919	75,048
Less shares redeemed	(18,348)	(14,441)
Net increase from institutional class share transactions	6,794	164,445
Net increase (decrease) from capital share transactions	(15,674)	153,182
See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Changes in Net Assets (continued)

	Small-Cap Value Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Operations
Net investment income	$207,572	$412,678
Net realized gains (losses) on investment transactions	(533,736)	510,706
Change in net unrealized appreciation/depreciation on investments	5,105,381	(6,670,179)
Net increase (decrease) in net assets resulting from operations	4,779,217	(5,746,795)
From Distributions
Distributions to shareholders
Investor Class	(1,219)	(7,694)
Institutional Class	(208,111)	(2,624,018)
Net decrease in net assets from distributions	(209,330)	(2,631,712)
From Capital Share Transactions
Investor Class
Proceeds from sale of shares	40,493	202,860
Proceeds from reinvestment of distributions	1,219	7,694
Redemption of shares	(3,032)	(30,413)
Net increase from investor class share transactions	38,680	180,141
Institutional Class
Proceeds from sale of shares	2,440,365	1,564,222
Proceeds from reinvestment of distributions	191,788	2,498,962
Redemption of shares	(7,997,029)	(9,881,634)
Net decrease from institutional class share transactions	(5,364,876)	(5,818,450)
Net decrease in net assets resulting from capital share transactions	(5,326,196)	(5,638,309)
Total decrease in net assets	(756,309)	(14,016,816)
Net Assets
Beginning of year	27,121,470	41,138,286
End of year	$26,365,161	$27,121,470
Transactions in Shares
Investor Class
Shares sold	2,275	9,456
Shares issued in reinvestment of distributions	62	465
Less shares redeemed	(166)	(1,410)
Net increase from investor class share transactions	2,171	8,511
Institutional Class
Shares sold	131,007	76,085
Shares issued in reinvestment of distributions	9,745	138,863
Less shares redeemed	(438,361)	(491,253)
Net decrease from institutional class share transactions	(297,609)	(276,305)
Net decrease from capital share transactions	(295,438)	(267,794)
See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Changes in Net Assets (continued)

	Global Opportunities Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Operations
Net investment loss	$(409,167)	$(349,948)
Net realized gains (losses) on investment and foreign currency transactions	(649,051)	285,345
Change in net unrealized appreciation/depreciation on investments and foreign currencies	10,432,361	(13,357,065)
Net increase (decrease) in net assets resulting from operations	9,374,143	(13,421,668)
From Distributions
Distributions to shareholders
Investor Class	—	(1,823,563)
Institutional Class	—	(566,071)
Net decrease in net assets from distributions	—	(2,389,634)
From Capital Share Transactions
Investor Class
Proceeds from sale of shares	584,666	1,438,571
Proceeds from reinvestment of distributions	—	1,693,376
Redemption of shares (see note 5)	(4,538,262)	(9,899,387)
Net decrease from investor class share transactions	(3,953,596)	(6,767,440)
Institutional Class
Proceeds from sale of shares	1,457,054	5,289,720
Proceeds from reinvestment of distributions	—	420,522
Redemption of shares (see note 5)	(2,013,578)	(1,123,166)
Net increase (decrease) from institutional class share transactions	(556,524)	4,587,076
Redemption fees (see note 5)	427	—
Net decrease in net assets resulting from capital share transactions	(4,509,693)	(2,180,364)
Total increase (decrease) in net assets	4,864,450	(17,991,666)
Net Assets
Beginning of year	37,783,613	55,775,279
End of year	$42,648,063	$37,783,613
Transactions in Shares
Investor Class
Shares sold	25,380	52,448
Shares issued in reinvestment of distributions	—	86,529
Less shares redeemed	(196,533)	(365,778)
Net decrease from investor class share transactions	(171,153)	(226,801)
Institutional Class
Shares sold	63,647	191,721
Shares issued in reinvestment of distributions	—	21,401
Less shares redeemed	(88,250)	(41,357)
Net increase (decrease) from institutional class share transactions	(24,603)	171,765
Net decrease from capital share transactions	(195,756)	(55,036)
See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Changes in Net Assets (continued)

	China Opportunities Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Operations
Net investment loss	$(639,763)	$(663,041)
Net realized gains on investment and foreign currency transactions	8,789,080	15,164,759
Change in net unrealized appreciation/depreciation on investments and foreign currencies	17,102,109	(40,802,932)
Net increase (decrease) in net assets resulting from operations	25,251,426	(26,301,214)
From Distributions
Distributions to shareholders
Investor Class	(2,479,581)	(12,901,481)
Institutional Class	(467,251)	(2,397,417)
Net decrease in net assets from distributions	(2,946,832)	(15,298,898)
From Capital Share Transactions
Investor Class
Proceeds from sale of shares	4,480,265	9,110,210
Proceeds from reinvestment of distributions	2,347,314	12,149,224
Redemption of shares (see note 5)	(11,082,392)	(32,230,182)
Net decrease from investor class share transactions	(4,254,813)	(10,970,748)
Institutional Class
Proceeds from sale of shares	7,307,020	3,404,811
Proceeds from reinvestment of distributions	382,078	1,934,174
Redemption of shares (see note 5)	(7,939,086)	(2,203,507)
Net increase (decrease) from institutional class share transactions	(249,988)	3,135,478
Redemption fees (see note 5)	146,096	—
Net decrease from capital share transactions	(4,358,705)	(7,835,270)
Total increase (decrease) in net assets	17,945,889	(49,435,382)
Net Assets
Beginning of year	71,841,651	121,277,033
End of year	$89,787,540	$71,841,651
Transactions in Shares
Investor Class
Shares sold	399,070	600,816
Shares issued in reinvestment of distributions	190,683	1,304,965
Less shares redeemed	(973,140)	(2,117,871)
Net decrease from investor class share transactions	(383,387)	(212,090)
Institutional Class
Shares sold	653,458	233,934
Shares issued in reinvestment of distributions	30,887	207,529
Less shares redeemed	(704,497)	(151,037)
Net increase (decrease) from institutional class share transactions	(20,152)	290,426
Net increase (decrease) from capital share transactions	(403,539)	78,336
See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Changes in Net Assets (continued)

	International Opportunities Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Operations
Net investment loss	$(812,571)	$(1,290,733)
Net realized gains (losses) on investments and foreign currency transactions	(28,153,929)	43,784,041
Change in net unrealized appreciation/depreciation on investments and foreign currencies	126,930,677	(241,937,861)
Net increase (decrease) in net assets resulting from operations	97,964,177	(199,444,553)
From Distributions
Distributions to shareholders	(3,982,313)	(86,597,641)
Net decrease in net assets from distributions	(3,982,313)	(86,597,641)
From Capital Share Transactions
Proceeds from sale of shares	49,548,735	66,625,866
Proceeds from reinvestment of distributions	3,548,504	72,325,843
Redemption of shares (see note 5)	(320,989,274)	(260,138,165)
Net decrease from capital share transactions	(267,892,035)	(121,186,456)
Total decrease in net assets	(173,910,171)	(407,228,650)
Net Assets
Beginning of year	498,163,682	905,392,332
End of year	$324,253,511	$498,163,682
Transactions in Shares
Shares sold	2,731,672	2,747,655
Shares issued in reinvestment of distributions	182,348	4,566,026
Less shares redeemed	(17,343,717)	(11,713,358)
Net decrease from capital share transactions	(14,429,697)	(4,399,677)
See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Changes in Net Assets (continued)

	Emerging Markets Fund
	Year Ended December 31, 2019	Period Ended December 31, 2018a
From Operations
Net investment income (loss)	$(486)	$3,577
Net realized gains (losses) on investments and foreign currency transactions	49,798	(1,001,127)
Change in net unrealized appreciation/depreciation on investments and foreign currencies	1,467,078	(331,567)
Net increase (decrease) in net assets resulting from operations	1,516,390	(1,329,117)
From Capital Share Transactions
Investor Class
Proceeds from sale of shares	103,166	498,649
Redemption of shares (see note 5)	(42,022)	(1,064)
Net increase from investor class share transactions	61,144	497,585
Institutional Class
Proceeds from sale of shares	568,374	7,787,235
Redemption of shares (see note 5)	(614,836)	(518,481)
Net increase (decrease) from institutional class share transactions	(46,462)	7,268,754
Redemption fees (see note 5)	172	—
Net increase in net assets resulting from capital share transactions	14,854	7,766,339
Total increase in net assets	1,531,244	6,437,222
Net Assets
Beginning of year	6,437,222	—
End of year	$7,968,466	$6,437,222
Transactions in Shares
Investor Class
Shares sold	11,398	54,090
Less shares redeemed	(4,695)	(143)
Net increase from investor class share transactions	6,703	53,947
Institutional Class
Shares sold	66,768	826,722
Less shares redeemed	(67,626)	(65,968)
Net increase (decrease) from institutional class share transactions	(858)	760,754
Net increase from capital share transactions	5,845	814,701

a.
For the period from May 1, 2018 (commencement of operations) through December 31, 2018.

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Notes to Financial Statements December 31, 2019
1. Description of Organization
Description of business.   The Oberweis Funds (the “Trust”) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Trust is authorized to operate numerous funds under various trading strategies. The Trust consists of eight Funds of which seven are in this report: the Oberweis Micro-Cap Fund, the Oberweis Small-Cap Opportunities Fund, the Oberweis Small-Cap Value Fund, the Oberweis Global Opportunities Fund, the Oberweis China Opportunities Fund, the Oberweis International Opportunities Fund, and the Oberweis Emerging Markets Fund (collectively, “the Funds”) are each a series of the Trust. Effective February 22, 2018, the Oberweis Emerging Growth Fund was renamed Global Opportunities Fund, the change is in name only. Each Fund in this report except for Oberweis International Opportunities Fund currently offers two classes of shares: Investor Class and Institutional Class. Oberweis International Opportunities Fund offers only Investor Class shares. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are an investment company and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.”
Investment valuation.   Investments in securities are stated at value as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (generally 3 p.m., Central Standard Time). Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day’s bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the closing bid price determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.
The Oberweis Global Opportunities Fund, the Oberweis China Opportunities Fund, the Oberweis Emerging Markets Fund and the Oberweis International Opportunities Fund hold foreign equity securities. Foreign securities are fair valued as described in the following circumstances. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the regular trading session of the NYSE. Due to the time differences between the closings of the relevant foreign securities exchanges and the close of the regular trading session of the NYSE for the Funds, the Funds will fair value their foreign investments when it is determined that the market quotations for the foreign

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Notes to Financial Statements December 31, 2019 (continued)

investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
Fair Value Measurements.   In accordance with Financial Accounting Standards Board (“FASB”) guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, set out a framework for measuring fair value, and expand disclosures regarding fair value measurements.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:
•
Level 1 – Quoted prices in active markets for identical securities.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

•
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2019:
	Micro-Cap Fund	Small-Cap Opportunities Fund	Small-Cap Value Fund
Level 1 – Equities	$74,676,270	$11,258,152	$24,312,336
REIT	—	—	2,002,759
Total Level 1	74,676,270	11,258,152	26,315,095
Level 2	—	—	—
Level 3	—	—	—
Total Investments	$74,676,270	$11,258,152	$26,315,095

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Notes to Financial Statements December 31, 2019 (continued)

	Global Opportunities Fund	China Opportunities Fund	International Opportunities Fund
Level 1 – Equities
Total Asia	$4,197,809	$89,377,078	$9,552,387
Total Australia	513,684	—	37,527,893
Total Europe	5,439,321	—	100,173,902
Total North America	26,267,964	—	52,757,605
Total Level 1	36,418,778	89,377,078	200,011,787
Level 2 – Equities
Total Asia	2,267,217	—	75,929,264
Total Australia	—	—	—
Total Europe	2,974,363	—	47,256,455
Total North America	—	—	—
Total South America	440,252	—	—
Total Level 2	5,681,832	—	123,185,719
Level 3	—	—	—
Total Investments	$42,100,610	$89,377,078	$323,197,506

EMERGING MARKETS FUND
Level 1 – Equities
Total Asia	$4,031,882
Total Africa	162,682
Total Europe	253,913
Total North America	188,396
Total South America	231,011
Total Level 1	4,867,884
Level 2 – Equities
Total Asia	2,056,084
Total South America	792,603
Total Level 2	2,848,687
Level 3	—
Total Investments	$7,716,571

The Funds’ assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The pricing service provides fair market valuation on days when the movement in relevant indices exceeds a predetermined threshold.
Foreign Currency Transactions.   The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the

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Notes to Financial Statements December 31, 2019 (continued)

results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.
Risks Associated with Foreign Securities and Currencies.   Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
Fund Share Valuation.   Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the NYSE is open for trading, the net asset value per share is determined as of the later of the close of the NYSE or the CBOE by dividing the total value of each Fund’s investments and other assets, less liabilities, by the number of each Fund’s shares outstanding.
Investment Transactions and Investment Income.   Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund, and interest income is recorded on the accrual basis and includes amortization of premium and discount. The Oberweis Small-Cap Value Fund invests in REITs and distributions received from REITs may be classified as dividends, capital gains or return on capital. Realized gains and losses from investment transactions are reported on an identified cost basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
Fund Expense Allocations.   The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.
Federal Income Taxes and Dividends to Shareholders.   It is the policy of the Funds to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2019. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. (“GAAP”). Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus GAAP.

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Notes to Financial Statements December 31, 2019 (continued)

Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.
For the year ended December 31, 2019, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, passive foreign investment company (“PFIC”) adjustments and the tax practice known as equalization, were identified and reclassified among the components of the Funds’ net assets.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, permanent differences in book and tax accounting have been reclassified to paid in capital and accumulated earnings (loss) as follows:
	Increases/(Decrease)
	Capital	Accumulated Earnings (Loss)
Micro-Cap Fund	(432,555)	432,555
Global Opportunities Fund	(414,281)	414,281
Small-Cap Opportunities Fund	22,023	(22,023)
Small-Cap Value Fund	(2,873)	2,873
China Opportunities Fund	(411,959)	411,959
International Opportunities Fund	—	—
Emerging Markets Fund	(41,583)	41,583
The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
Micro-Cap Fund	$—	$—	$—
Global Opportunities Fund	$—	$—	$—
Small-Cap Opportunities Fund	$—	$347,290	$347,290
Small-Cap Value Fund	$209,330	$—	$209,330
China Opportunities Fund	$—	$2,946,832	$2,946,832
International Opportunities Fund	$3,982,313	$—	$3,982,313
Emerging Markets Fund	$—	$—	$—

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Notes to Financial Statements December 31, 2019 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
Micro-Cap Fund	$—	$11,359,268	$11,359,268
Global Opportunities Fund	$25,508	$2,364,126	$2,389,634
Small-Cap Opportunities Fund	$254,039	$1,997,792	$2,251,831
Small-Cap Value Fund	$259,889	$2,371,823	$2,631,712
China Opportunities Fund	$—	$15,298,898	$15,298,898
International Opportunities Fund	$13,882,345	$72,715,296	$86,597,641
Emerging Markets Fund	$—	$—	$—
As of December 31, 2019, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:
	Not Subject to Expiration (Post-Enactment)
	Short-Term	Long-Term
Micro-Cap Fund	$—	$—
Global Opportunities Fund	$1,841,821	$—
Small-Cap Opportunities Fund	$—	$—
Small-Cap Value Fund	$1,035,347	$685,362
China Opportunities Fund	$—	$—
International Opportunities Fund	$62,100,602	$—
Emerging Markets Fund	$848,961	$—
Post-October capital losses and Qualified late-year losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2019, Post October capital losses and qualifed late year losses treated arising on January 1, 2020 are as follows:
Post October Capital Losses
	Late Year Losses	Short-Term	Long-Term	Total
Micro-Cap Fund	$—	$—	$—	—
Global Opportunities Fund	$—	$—	$—	—
Small-Cap Opportunities Fund	$—	$—	$—	—
Small-Cap Value Fund	$—	$—	$—	—
China Opportunities Fund	$7,849	$—	$—	—
International Opportunities Fund	$—	$—	$—	—
Emerging Markets Fund	$2,068	$—	$—	—

THE OBERWEIS FUNDS
Notes to Financial Statements December 31, 2019 (continued)

As of December 31, 2019 the components of accumulated earnings (deficit) on a tax basis were as follows:
	Undistributed ordinary income (deficit)	Undistributed long-term capital gains	Accumulated capital and other losses	Unrealized Appreciation on investments	Unrealized Appreciation / (Depreciation) foreign currency translations
Micro-Cap Fund	$—	$—	$—	$11,474,557	$—
Global Opportunities Fund	$—	$—	$(1,841,821)	$6,638,199	$(71)
Small-Cap Opportunities Fund	$—	$201,168	$—	$1,635,436	$—
Small-Cap Value Fund	$—	$—	$(1,720,709)	$2,867,452	$—
China Opportunities Fund	$—	$3,886,344	$(7,849)	$20,382,665	$4,718
International Opportunities Fund	$1,288,701	$—	$(62,100,602)	$55,629,475	$(1,142)
Emerging Markets Fund	$—	$—	$(851,029)	$1,097,887	$4,034
Accumulated capital and other losses consists of timing differences related to wash sales, Post-October losses and capital loss carryforwards.
As of December 31, 2019 the cost of investments for federal income tax purposes are as follows:
	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Unrealized Appreciation
Micro-Cap Fund	$63,201,713	$13,799,259	$(2,324,702)	$11,474,557
Global Opportunities Fund	35,462,411	7,372,750	(734,551)	6,638,199
Small-Cap Opportunities Fund	9,622,716	1,821,173	(185,737)	1,635,436
Small-Cap Value Fund	23,447,643	4,068,923	(1,201,471)	2,867,452
China Opportunities Fund	68,994,413	20,900,765	(518,100)	20,382,665
International Opportunities Fund	267,568,031	60,926,282	(5,296,807)	55,629,475
Emerging Markets Fund	6,618,684	1,214,342	(116,455)	1,097,887
The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of December 31, 2019, open Federal tax years include the tax years ended 2016 through 2019. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Use of estimates.   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Indemnifications.   Under the Trust’s organizational documents, its present and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the

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Notes to Financial Statements December 31, 2019 (continued)

Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Transactions with affiliates
The Funds have written agreements with Oberweis Asset Management, Inc. (“OAM”) as the Funds’ investment advisor and manager. Oberweis Securities, Inc. (“OSI”), the Funds’ principal distributor, is an affiliate of OAM.
Investment advisory agreement.   Under the Advisory Agreement, OAM provides investment advisory services to the Micro-Cap, Global Opportunities, and Small-Cap Opportunities Funds and pursuant to a separate Management Agreement, OAM provides non-investment advisory management services such as administrative, compliance and accounting services to these Funds. For investment advisory services, the Micro-Cap Fund paid monthly investment advisory fees at an annual rate equal to .60% of average daily net assets. The Global Opportunities Fund paid monthly investment advisory fees at an annual rate equal to .45% of the first $50 million of average daily net assets and .40% of average daily net assets in excess of  $50 million. The Small-Cap Opportunities Fund paid monthly investment advisory fees at an annual rate equal to .40% of average daily net assets. For investment advisory and management services, the Small-Cap Value Fund, the China Opportunities Fund, the International Opportunities Fund and the Emerging Markets Fund paid monthly investment advisory and management fees at an annual rate equal to 1.00%, 1.25%, 1.25% and 1.25% of average daily net assets, respectively. For the year ended December 31, 2019, the Micro-Cap Fund, Global Opportunities Fund and Small-Cap Opportunities Fund incurred investment advisory fees totaling $468,532, $188,851 and $45,066, respectively. For the year ended December 31, 2019, the Small-Cap Value Fund, China Opportunities Fund, International Opportunities Fund and Emerging Market Fund incurred investment advisory fees totaling $275,229, $1,063,625, $5,403,616 and $95,312, respectively.
Management agreement.   For management services and facilities furnished, the Micro-Cap Fund, Global Opportunities Fund, and Small-Cap Opportunities Fund each paid a monthly fee at an annual rate equal to .40% of average daily net assets. For the year ended December 31, 2019, the Micro-Cap Fund, Global Opportunities Fund, and Small-Cap Opportunities Fund incurred management fees totaling $312,355, $167,867, and $45,066, respectively.
Expense reimbursement.   OAM is contractually obligated to reduce its investment and management fees or reimburse the Micro-Cap Fund and Global Opportunities Fund Investor Class Shares to the extent that total ordinary operating expenses, as defined, exceed in any one year the following amounts expressed as a percentage of each Fund’s average daily net assets: 1.80% of the first $50 million; plus 1.60% of average daily net assets in excess of  $50 million. OAM is contractually obligated to reduce its investment and management fees or reimburse Small-Cap Opportunities Fund, Small-Cap Value Fund, China Opportunities Fund, International Opportunities Fund and Emerging Markets Fund Investor Class Shares to the extent that total ordinary operating expenses in any one year 1.55%, 1.55%, 2.24%, 1.60% and 1.75% expressed as a percentage of the Fund’s average daily net assets, respectively. OAM is contractually obligated to reduce its

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Notes to Financial Statements December 31, 2019 (continued)

investment and management fees or reimburse the Global Opportunities Fund and Micro-Cap Fund Institutional Class Shares to the extent that total ordinary operating expenses, as defined, exceed in any one year the following amounts expressed as a percentage of each Fund’s average daily net assets: 1.55% of the first $50 million; plus 1.35% of average daily net assets in excess of  $50 million. OAM is also contractually obligated to reduce its management fees or reimburse the Small-Cap Value Fund (Institutional class) to the extent that total ordinary operating expenses, as defined, exceed 1.30% expressed as a percentage of the Funds’ average daily assets. OAM is contractually obligated to reduce its investment and management fees or reimburse the Small-Cap Opportunities Fund, China Opportunities Fund and Emerging Markets Fund Institutional Class Shares to the extent that total ordinary operating expenses, as defined, exceed in any one year 1.30%, 1.99% and 1.50% expressed as a percentage of the Funds’ average daily net assets, respectively. For the year ended December 31, 2019 OAM reimbursed the Small-Cap Opportunities Fund, the Small-Cap Value Fund, the Emerging Markets Fund, and the International Opportunities Fund in the amount of  $71,415, $48,784, $154,924, and $753,411, respectively.
Officers and trustees.   Certain officers and trustees of the Trust are also officers and/or directors of OAM and OSI. During the year ended December 31, 2019, the Trust made no direct payments to its officers and paid $125,000 to its unaffiliated trustees.
Distribution and shareholder service agreement.   The Funds have a distribution and shareholder services agreement with OSI. For services under the distribution and shareholder services agreement, the Funds pay OSI a fee at the annual rate of  .25% of the average daily net assets of Investor Class Shares as compensation for services. For the year ended December 31, 2019, the Micro-Cap Fund, Small-Cap Opportunities Fund, Global Opportunities Fund, China Opportunities Fund, Emerging Markets Fund, Small Cap Value Fund and International Opportunities Fund incurred distribution fees totaling $138,415, $14,965, $79,694, $178,960, $1,263, $441, and $1,080,723 respectively.
Affiliated Commissions.   For the year ended December 31, 2019, the Micro-Cap Fund, Global Opportunities Fund, Small-Cap Opportunities Fund, Small-Cap Value Fund, China Opportunities Fund, Emerging Markets Fund and International Opportunities Fund did not execute any security transactions through OSI and therefore did not pay commissions to OSI.
4. Investment transactions
The cost of securities purchased and proceeds from securities sold during the year ended December 31, 2019, other than options written and money market investments, aggregated $84,790,111, and $93,424,904, respectively, for the Micro-Cap Fund, $48,303,932 and $52,913,519, respectively, for the Global Opportunities Fund, $15,450,096 and $16,605,072, respectively, for the Small-Cap Opportunities Fund, $18,403,526 and $24,236,262, respectively, for the Small-Cap Value Fund, $143,621,568 and $142,172,416, respectively, for the China Opportunities Fund, $582,789,171, and $860,800,655, respectively, for the International Opportunities Fund, $10,796,383 and $11,053,277, respectively, for the Emerging Markets Fund. The Funds did not hold government securities during the year ended December 31, 2019.
The Funds may write covered call options. The premiums received provide a partial hedge (protection) against declining prices and enables each Fund to generate a higher return during years when OAM does not expect the underlying security to make any major price

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Notes to Financial Statements December 31, 2019 (continued)

moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for each Fund. The Funds write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Amounts recovered for securities litigation are included in the realized gains of the Fund and are recorded when received. The Funds did not write covered call options during the year ended December 31, 2019.
5. Redemption fee
The Oberweis Funds are designed for long-term investors. To discourage market timers redemptions of shares of the Micro-Cap Fund, Global Opportunities Fund, and Small-Cap Opportunities Fund within 90 days of purchase are subject to a 1% redemption fee of the total redemption amount and 2% for the China Opportunities Fund, the Emerging Markets Fund and the International Opportunities Fund. The redemption fee is deducted from the redemption proceeds and is retained by the Fund.
The redemption fee is retained by the Funds for the expense they incur in connection with shareholder redemptions. Redemption fees received by the Micro-Cap Fund, Global Opportunities Fund, Small-Cap Opportunities Fund, China Opportunities Fund, Emerging Markets Fund and International Opportunities Fund were $6,594, $427, $5, $146,096, $172 and $38,899, respectively, for the year ended December 31, 2019, and through March of 2019 were recorded as a reduction of the redemption of shares in the Statements of Changes in Net Assets. The Board revised the policy effective April 2019 to treat redemption fees at the fund level for multi-share class funds, rather than share class level. The redemption fees from April 2019 through the end of year for multi-share class funds are recorded as a separate line item on the statements of changes in net assets.
6. Earnings credits and interest charges
The Trust, as part of the agreement with the Custodian, receives credits against its custodian fees on its uninvested cash balances and is allowed to borrow for temporary purposes. Borrowings are not to exceed 5% of the value of each Fund’s total assets at the time of any such borrowing. Interest on amounts borrowed is calculated at the prime rate and is payable monthly. During the year ended December 31, 2019, the Micro-Cap Fund, Global Opportunities Fund, Small-Cap Opportunities Fund, Small-Cap Value Fund, China Opportunities Fund, Emerging Markets Fund and International Opportunities Fund received credits of  $11,616, $16,408, $3,346, $2,836, $86,896, 5,731 and $197,774, respectively. During the year ended December 31, 2019, the Micro-Cap Fund, the Small Cap Opportunities Fund, the Global Opportunities Fund, the China Opportunities Fund, the Emerging Markets Fund, the International Opportunities Fund and the Small-Cap Value Fund incurred interest charges of  $3,305, $131, $835, $0, $67, $13,981 and $1,614 respectively, which is included in custodian fees and expenses in the Statements of Operations.
7. Subsequent events
The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Financial Highlights
Per share income and capital for a share outstanding throughout each period is as follows:
Investor Class	Micro-Cap Fund
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of year	$18.37	$25.12	$22.02	$17.68	$17.12
Income (loss) from investment operations
Net investment lossa	(.22)	(.35)	(.32)	(.15)	(.24)
Net realized and unrealized gains (losses) on investments	4.25	(2.82)	6.37	4.49	1.34
Total from investment operations	4.03	(3.17)	6.05	4.34	1.10
Redemption Feesa	—	.03	—	.01	—
Less distributions:
Distribution from net realized gains on investments	—	(3.61)	(2.95)	(.01)	(.54)
Net asset value at end of year	$22.40	$18.37	$25.12	$22.02	$17.68
Total Return (%)	21.94	(12.30)	27.90	24.60	6.38
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$46,546	$53,094	$92,249	$67,133	$50,679
Ratio of gross expenses to average net assets (%)	1.60	1.57	1.58	1.65	1.72
Ratio of net expenses to average net assets (%)b	1.58	1.55	1.54	1.64	1.72
Ratio of net investment loss to average net assets (%)	(1.03)	(1.30)	(1.32)	(.80)	(1.35)
Portfolio turnover rate (%)	112	119	91	102	133
Notes:
a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

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Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Institutional Class	Micro-Cap Fund
	Years Ended December 31,		Period Ended December 31,
	2019	2018	2017a
Net asset value at beginning of period	$18.47	$25.17	$23.52
Income (loss) from investment operations
Net investment lossb	(.13)	(.28)	(.18)
Net realized and unrealized gains (losses) on investments	4.21	(2.84)	4.18
Total from investment operations	4.08	(3.12)	4.00
Redemption Feesb	—	.03	—
Less distributions:
Distribution from net realized gains on investments	—	(3.61)	(2.35)
Net asset value at end of period	$22.55	$18.47	$25.17
Total Return (%)	22.09	(12.07)	16.92d
Ratio/Supplemental Data
Net Assets at end of period (in thousands)	$30,994	$14,445	$9,346
Ratio of gross expenses to average net assets (%)	1.34	1.33	1.32e
Ratio of net expenses to average net assets (%)c	1.32	1.32	1.28e
Ratio of net investment loss to average net assets (%)	(.61)	(1.05)	(1.04)e
Portfolio turnover rate (%)	112	119	91
Notes:
a For the period from May 1, 2017 (commencement of operations) through December 31, 2017.
b The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
c The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.
d Not annualized
e Annualized.

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Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Investor Class	Small-Cap Opportunities Fund
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of year	$11.83	$16.40	$13.89	$13.48	$14.32
Income (loss) from investment operations
Net investment lossa	(.13)	(.18)	(.22)	(.22)	(.27)
Net realized and unrealized gains (losses) on investments	3.10	(1.05)	3.77	1.22	1.02
Total from investment operations	2.97	(1.23)	3.55	1.00	.75
Redemption Feesa	—	—	—	—	.02
Less distributions:
Distribution from net realized gains on investments	(.44)	(3.34)	(1.04)	(.59)	(1.61)
Net asset value at end of year	$14.36	$11.83	$16.40	$13.89	$13.48
Total Return (%)	25.07	(7.23)	25.54	7.38	5.10
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$6,110	$5,299	$7,533	$9,385	$10,797
Ratio of gross expenses to average net assets (%)	2.21	2.13	2.29	2.40	2.00
Ratio of net expenses to average net assets (%)b	1.55	1.55	1.72	2.00	2.00
Ratio of net investment loss to average net assets (%)	(.95)	(1.06)	(1.42)	(1.67)	(1.72)
Portfolio turnover rate (%)	142	160	142	150	134
Notes:
a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Institutional Class	Small-Cap Opportunities Fund
	Years Ended December 31,		Period Ended December 31,
	2019	2018	2017a
Net asset value at beginning of period	$11.90	$16.44	$15.20
Income (loss) from investment operations
Net investment lossb	(.10)	(.14)	(.11)
Net realized and unrealized gains (losses) on investments	3.13	(1.06)	2.39
Total from investment operations	3.03	(1.20)	2.28
Redemption Feesb	—	—	—
Less distributions:
Distribution from net realized gains on investments	(.44)	(3.34)	(1.04)
Net asset value at end of period	$14.49	$11.90	$16.44
Total Return (%)	25.43	(7.05)	14.99d
Ratio/Supplemental Data
Net Assets at end of period (in thousands)	$5,622	$4,538	$3,564
Ratio of gross expenses to average net assets (%)	1.96	1.88	1.86e
Ratio of net expenses to average net assets (%)c	1.30	1.30	1.30e
Ratio of net investment loss to average net assets (%)	(.69)	(.80)	(.97)e
Portfolio turnover rate (%)	142	160	142
Notes:
a For the period from May 1, 2017 (commencement of operations) through December 31, 2017.
b The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
c The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.
d Not annualized
e Annualized.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Investor Class	Small-Cap Value Fund
	Year Ended December 31, 2019	Period Ended December 31, 2018a
Net asset value at beginning of period	$16.60	$20.60
Income (loss) from investment operations
Net investment incomeb	.08	.16
Net realized and unrealized gains (losses) on investments	3.12	(3.21)
Total from investment operations	3.20	(3.05)
Less dividends and distributions:
Distribution from net realized gains on investments	—	(.93)
Dividends from net investment income	(.11)	(.02)
Total dividends and distributions	(.11)	(.95)
Net asset value at end of period	$19.69	$16.60
Total Return (%)	19.31	(14.76)e
Ratio/Supplemental Data
Net Assets at end of period (in thousands)	$210	$141
Ratio of gross expenses to average net assets (%)	1.74	1.57d
Ratio of net expenses to average net assets (%)c	1.55	1.55d
Ratio of net investment Income to average net assets (%)	.43	1.17d
Portfolio turnover rate (%)	68	54
Notes:
a For the period from May 1, 2018 (commencement of operations) through December 31, 2018.
b The net investment income per share data was determined using average shares outstanding during the period.
c The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.
d Annualized
e Not Annualized

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Institutional Class	Small-Cap Value Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017a	Year Ended June 30, 2017d	Year Ended June 30, 2016d	Year Ended June 30, 2015d
Net asset value at beginning of period	$16.60	$21.63	$21.63	$18.28	$19.35	$20.00
Income (loss) from investment operations
Net investment incomeb	.14	.23	.11	.24	.24	.25
Net realized and unrealized gains (losses) on investments	3.11	(3.71)	1.83	3.33	(.88)	(.54)
Total from investment operations	3.25	(3.48)	1.94	3.57	(.64)	(.29)
Less dividends and distributions:
Distribution from net realized gains on investments	—	(1.49)	(1.80)	(.01)	(.30)	(.22)
Dividends from net investment income	(.16)	(.06)	(.14)	(.21)	(.13)	(.14)
Total dividends and distributions	(.16)	(1.55)	(1.94)	(.22)	(.43)	(.36)
Net asset value at end of period	$19.69	$16.60	$21.63	$21.63	$18.28	$19.35
Total Return (%)	19.56	(16.45)	9.48f	19.50	(3.08)	(1.43)
Ratio/Supplemental Data
Net Assets at end of period (in thousands)	$26,155	$26,980	$41,138	$34,548	$29,642	$29,536
Ratio of gross expenses to average net assets (%)	1.49	1.29	1.97e	2.00	2.03	2.01
Ratio of net expenses to average net assets (%)c	1.30	1.29	1.30e	1.30	1.30	1.30
Ratio of net investment Income to average net assets (%)	.75	1.10	1.05e	1.15	1.37	1.26
Portfolio turnover rate (%)	68	54	35f	76	62	70
Notes:
a For the period from July 1, 2017 through December 31, 2017
b The net investment income per share data was determined using average shares outstanding during the period.
c The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from advisor.
d The financial highlights set forth herein include the historical financial highlights of the Cozad Small Cap Value Fund (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Oberweis Small-Cap Value Fund on September 29, 2017. Information prior to September 29, 2017 reflects the performance of the Predecessor Fund’s Class I shares.
e Annualized
f Not Annualized

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Investor Class	Global Opportunities Fund
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of year	$19.75	$28.36	$24.13	$24.78	$25.72
Income (loss) from investment operations
Net investment lossa	(.24)	(.20)	(.19)	(.24)	(.27)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currency	5.31	(7.09)	8.21	(.14)	2.86
Total from investment operations	5.07	(7.29)	8.02	(.38)	2.59
Redemption feesa	—	—	—	—	.02
Less distributions:
Distribution from net realized gains on investments	—	(1.32)	(3.79)	(.27)	(3.55)
Net asset value at end of year	$24.82	$19.75	$28.36	$24.13	$24.78
Total Return (%)	25.67	(25.66)	33.30	(1.54)	10.02
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$32,004	$28,847	$47,856	$44,604	$56,848
Ratio of gross expenses to average net assets (%)	1.58	1.52	1.52	1.59	1.51
Ratio of net expenses to average net assets (%)b	1.55	1.50	1.50	1.59	1.51
Ratio of net investment loss to average net assets (%)	(1.07)	(.72)	(.67)	(.99)	(.95)
Portfolio turnover rate (%)	120	155	137	126	200
Notes:
a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Institutional Class	Global Opportunities Fund
	Years Ended December 31,		Period Ended December 31,
	2019	2018	2017a
Net asset value at beginning of period	$19.84	$28.41	$27.42
Income (loss) from investment operations
Net investment lossb	(.18)	(.13)	(.12)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currency	5.33	(7.12)	4.90
Total from investment operations	5.15	(7.25)	4.78
Redemption Feesb	—	—	—
Less distributions:
Distribution from net realized gains on investments	—	(1.32)	(3.79)
Net asset value at end of period	$24.99	$19.84	$28.41
Total Return (%)	25.96	(25.48)	17.49e
Ratio/Supplemental Data
Net Assets at end of period (in thousands)	$10,644	$8,937	$7,919
Ratio of gross expenses to average net assets (%)	1.33	1.28	1.20d
Ratio of net expenses to average net assets (%)c	1.30	1.25	1.18d
Ratio of net investment loss to average net assets (%)	(.78)	(.49)	(.59)d
Portfolio turnover rate (%)	120	155	137e
Notes:
a For the period from May 1, 2017 (commencement of operations) through December 31, 2017.
b The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
c The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.
d Annualized.
e Not annualized.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Investor Class	China Opportunities Fund
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of year	$9.35	$15.95	$10.94	$12.15	$13.79
Income (loss) from investment operations
Net investment lossa	(.09)	(.10)	(.06)	(.11)	(.09)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	3.47	(4.06)	6.07	(1.01)	(.22)
Total from investment operations	3.38	(4.16)	6.01	(1.12)	(.31)
Redemption Feesa	.02	—	—	—	.01
Less dividends and distributions:
Distribution from net realized gains on investments	(.42)	(2.44)	(.98)	(.09)	(1.34)
Dividends from net investment income	—	—	(.02)	—	—
Total dividends and distributions	(.42)	(2.44)	(1.00)	(.09)	(1.34)
Net asset value at end of year	$12.33	$9.35	$15.95	$10.94	$12.15
Total Return (%)	36.33	(26.01)	55.05	(9.22)	(2.20)
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$75,487	$60,844	$107,190	$91,197	$113,287
Ratio of gross expenses to average net assets (%)	1.95	1.91	1.92	1.99	1.95
Ratio of net expenses to average net assets (%)b	1.84	1.86	1.91	1.98	1.95
Ratio of net investment loss to average net assets (%)	(.77)	(.68)	(.38)	(.93)	(.61)
Portfolio turnover rate (%)	184	85	97	125	81
Notes:
a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Institutional Class	China Opportunities Fund
	Years Ended December 31,		Period Ended December 31,
	2019	2018	2017a
Net asset value at beginning of period	$9.36	$15.93	$12.78
Income (loss) from investment operations
Net investment lossb	(.07)	(.06)	(.01)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	3.50	(4.07)	4.19
Total from investment operations	3.43	(4.13)	4.18
Redemption feesb	.02	—	—
Less dividends and distributions:
Distribution from net realized gains on investments	(.42)	(2.44)	(.98)
Dividends from net investment income	—	—	(.05)
Total dividends and distributions	(.42)	(2.44)	(1.03)
Net asset value at end of period	$12.39	$9.36	$15.93
Total return (%)	36.82	(25.85)	32.87e
Ratio/Supplemental Data
Net Assets at end of period (in thousands)	$14,301	$10,998	$14,087
Ratio of gross expenses to average net assets (%)	1.70	1.65	1.60d
Ratio of net expenses to average net assets (%)c	1.59	1.61	1.59d
Ratio of net investment loss to average net assets (%)	(.55)	(.42)	(.12)d
Portfolio turnover rate (%)	184	85	97
Notes:
a For the period from May 1, 2017 (commencement of operations) through December 31, 2017.
b The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
c The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.
d Annualized.
e Not annualized.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Investor Class	International Opportunities Fund
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of year	$16.01	$25.49	$20.19	$21.33	$18.56
Income (loss) from investment operations
Net investment income (loss)a	(.03)	(.04)	(.04)	.01	.01
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	3.69	(6.30)	8.26	(1.15)	2.79
Total from investment operations	3.66	(6.34)	8.22	(1.14)	2.80
Redemption Feesa	—	—	—	.01	.01
Less dividends and distributions:
Distribution from net realized gains on investments	—	(3.10)	(2.85)	—	—
Dividends from net investment income	(.24)	(.04)	(.07)	(.01)	(.04)
Total dividends and distributions	(.24)	(3.14)	(2.92)	(.01)	(.04)
Net asset value at end of year	$19.43	$16.01	$25.49	$20.19	$21.33
Total return (%)	22.85	(24.73)	40.77	(5.28)	15.14
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$324,254	$498,164	$905,392	$708,514	$739,142
Ratio of gross expenses to average net assets (%)	1.82	1.77	1.79	1.82	1.85
Ratio of net expenses to average net assets (%)(b)	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income (loss) to average net assets (%)	(.19)	(.16)	(.18)	.05	.05
Portfolio turnover rate (%)	142	145	153	139	214
Notes:
a The net investment income (loss) per share data and the redemption fee data were determined using average shares outstanding during the period.
b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Investor Class	Emerging Markets Fund
	Year Ended December 31, 2019	Period Ended December 31, 2018a
Net asset value at beginning of period	$7.89	$10.00
Income (loss) from investment operations
Net investment lossb	(.02)	(.01)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	1.80	(2.10)
Total from investment operations	1.78	(2.11)
Redemption Feesb	—	—
Net asset value at end of period	$9.67	$7.89
Total Return (%)	22.56	(21.10)e
Ratio/Supplemental Data
Net Assets at end of period (in thousands)	$587	$426
Ratio of gross expenses to average net assets (%)	3.86	3.99d
Ratio of net expenses to average net assets (%)c	1.75	1.75d
Ratio of net investment loss to average net assets (%)	(.21)	(.15)d
Portfolio turnover rate (%)	153	111 e
Notes:
a For the period from May 1, 2018 (commencement of operations) through December 31, 2018.
b The net investment income (loss) per share data and the redemption fee data were determined using average shares outstanding during the period.
c The ratios in this row reflect the impact, if any, of expense offset arrangements with the advisor, and expense reimbursement form the advisor
d Annualized.
e Not Annualized

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Institutional Class	Emerging Markets Fund
	Year Ended December 31, 2019	Period Ended December 31, 2018a
Net asset value at beginning of period	$7.90	$10.00
Income (loss) from investment operations
Net investment incomeb	—	.01
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	1.81	(2.11)
Total from investment operations	1.81	(2.10)
Redemption Feesb	—	—
Net asset value at end of period	$9.71	$7.90
Total Return (%)	22.91	(21.00)e
Ratio/Supplemental Data
Net Assets at end of period (in thousands)	$7,382	$6,012
Ratio of gross expenses to average net assets (%)	3.61	3.74d
Ratio of net expenses to average net assets (%)c	1.50	1.50d
Ratio of net investment Income (loss) to average net assets (%)	—	.10d
Portfolio turnover rate (%)	153	111e
Notes:
a For the period from May 1, 2018 (commencement of operations) through December 31, 2018.
b The net investment income (loss) per share data and the redemption fee data were determined using average shares outstanding during the period.
c The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian, and expense reimbursement form the advisor
d Annualized.
e Not Annualized

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Oberweis Funds
and the Shareholders of Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund, Oberweis Small-Cap Value Fund, Oberweis Global Opportunities Fund, Oberweis China Opportunities Fund, Oberweis International Opportunities Fund, and Oberweis Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund, Oberweis Global Opportunities Fund, Oberweis China Opportunities Fund, and Oberweis International Opportunities Fund, each a series of shares of beneficial interest in The Oberweis Funds, (the “Funds”), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). The financial highlights for the year ended December 31, 2015 were audited by other auditors whose report, dated February 25, 2016, expressed an unqualified opinion on such financial highlights.
We have also audited the accompanying statement of assets and liabilities of Oberweis Emerging Markets Fund (collectively with the above entities, the “Funds”), including the schedule of investments as of December 31, 2019, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year ended December 31, 2019 and for the period May 1, 2018 (commencement of operations) to December 31, 2018 and the related notes (collectively referred to as the “financial statements”).
We have also audited the accompanying statement of assets and liabilities of Oberweis Small-Cap Value Fund (collectively with the above entities, the “Funds”), including the schedule of investments as of December 31, 2019, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below and the related notes (collectively referred to as the “financial statements”). The financial highlights for each of the years in the three-year period ended June 30, 2017 were audited by other auditors whose report, dated August 29, 2017, expressed an unqualified opinion on such financial highlights.
Financial Highlights
Investor Class: Micro-Cap Fund Small-Cap Opportunities Fund Global Opportunities Fund China Opportunities Fund International Opportunities Fund	For each of the years in the four-year period ended December 31, 2019
Investor Class: Small-Cap Value Fund Emerging Markets Fund	For the year ended December 31, 2019 and for the period May 1, 2018 (commencement of operations) to December 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM (continued)
Financial Highlights
Institutional Class: Micro-Cap Fund Small-Cap Opportunities Fund Global Opportunities Fund China Opportunities Fund	For each of the years in the two-year period ended December 31, 2019 and for the period May 1, 2017 (commencement of operations) to December 31, 2017
Institutional Class: Small-Cap Value Fund Emerging Markets Fund	For each of the years in the two-year period ended December 31, 2019 and for the period July 1, 2017 to December 31, 2017
For the year ended December 31, 2019 and for the period May 1, 2018 (commencement of operations) to December 31, 2018
In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended and their financial highlights as detailed above, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP
We have served as the auditor of one or more of the Funds in the The Oberweis Funds since 2016.
Philadelphia, Pennsylvania
February 27, 2020

TRUSTEES AND OFFICERS OF THE OBERWEIS FUNDS (unaudited)
Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served
NONINTERESTED TRUSTEES
Katherine Smith Dedrick (62) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since November, 20041
Gary D. McDaniel (71) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since April, 20041
James G. Schmidt (72) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since December, 20031
INTERESTED TRUSTEES
James D. Oberweis (73) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee2	Trustee since July, 19861
James W. Oberweis (45) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	President	Officer since August, 19963
Patrick B. Joyce (60) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Executive Vice President Chief Compliance Officer and Treasurer	Officer since October, 19943
David I. Covas (44) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 20043
Kenneth S. Farsalas (49) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 20093
Eric V. Hannemann (46) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Secretary	Officer since August, 20053
1 Unless otherwise noted, each trustee shall serve as a trustee of the Funds until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such trustee sooner dies, resigns, retires or is removed.
2 James D. Oberweis is an interested trustee of the Funds since he is a shareholder of Oberweis Asset Management, Inc., the Fund’s investment advisor.
3 Elected annually by board of trustees.
The Statement of Additional Information includes additional information about Fund officers and trustees and is available upon request without charge, by calling the Fund at 800-323-6166.

TRUSTEES AND OFFICERS OF THE OBERWEIS FUNDS
(unaudited) (continued)
Principal Occupation Last Five Years	Number of Portfolios Overseen by Trustee	Other Directorships

President – Smith Dedrick Properties, Inc., 2016 to present; President – KSD Law P.C., 2015 to present; President – KSD Global Consulting, Inc., 2015 to present; Executive Committee Member, Risk Worldwide NZ Ltd., 2011 to 2016; President – Aggressive Publishing, Inc., 2010 to present; Member – Risk Worldwide LLC, 2007 to 2016; Partner – Childress Duffy, Ltd., 2007 to 2015.	8	None
	8	None
Senior Vice President and Chief Financial Officer – Federal Heath Sign Co., May 2003 to December 2019.	8	None

Illinois State Senator, January 2013 to present; Chairman – Oberweis Dairy, Inc. December, 1986 to present.	8	None
President – Oberweis Asset Management, Inc., September, 2001 to present; Portfolio Manager from December, 1995 to present; President and Director – Oberweis Securities, Inc., September, 1996 to present.	Not Applicable	None
Executive Vice President, Secretary and Director – Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director – Oberweis Securities, Inc. September, 1996 to present.	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., September, 2003 to present.	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., November 2004 to present.	Not Applicable	None
Vice President of Accounting – Oberweis Asset Management, Inc. and Oberweis Securities, Inc., June, 2004 to present.	Not Applicable	None

THE OBERWEIS FUNDS
Supplemental Information (unaudited)
Qualified Dividend Income
For the year ended December 31, 2019, 100% and 94.37% of the dividends paid from net investment income for the Small-Cap Value Fund and International Opportunities Fund are designated as qualified dividend income.
Corporate Dividends Received Deduction
For the year ended December 31, 2019, 100% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Small-Cap Value Fund.
Long-term Capital Gain
The Small-Cap Opportunities Fund and China Opportunities Fund designate $347,290 and $2,946,832 respectively, as long-term capital gain distribution.
Foreign Taxes Paid
Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the China Opportunities Fund, Emerging Markets Fund and International Opportunities Fund, respectively, designate $931,018, $132,521 and $6,495,379 of income derived from foreign sources and $39,203, $17,369 and $576,118 of foreign taxes paid for the period ended December 31, 2019.
Of the ordinary income (including short-term capital gain) distributions made (or to be made) for the year ended December 31, 2019, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:
	Foreign Source Income	Foreign Taxes Paid
China Opportunities Fund	$0.1279	$0.0054
Emerging Markets Fund	$0.1615	$0.0212
International Opportunities Fund	$0.3893	$0.0345
Proxy Voting:
The Oberweis Funds has delegated authority to vote proxies related to the Funds’ (Micro-Cap Fund, Small-Cap Opportunities Fund, Global Opportunities Fund, China Opportunities Fund, International Opportunities Fund and Emerging Markets Fund) Portfolio securities to the Funds’ investment advisor, Oberweis Asset Management, Inc. (“OAM”). A description of the policies and procedures that OAM uses in fulfilling this responsibility is available, without charge upon request, by calling 1-800-323-6166. It also appears on www.oberweisfunds.com and in the Funds’ Statement of Additional Information, which can be found on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended December 31 is available (1) without charge, upon request, by calling 1-800-323-6166, and (2) on the SEC’s website at http://www.sec.gov.

THE OBERWEIS FUNDS
Supplemental Information (unaudited)

Availability of Schedules of Portfolio Investments:
The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarter of each fiscal year (March 31 and September 30) on Form NPORT. The Funds’ Forms NPORT are available, without charge, on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Approval of Investment Advisory Agreements and Investment Sub-Advisory Agreement:
The Investment Advisory Agreement between The Oberweis Funds (the “Trust”) and Oberweis Asset Management, Inc. (“OAM”) with respect to the Micro-Cap Fund, the Global Opportunities Fund and the Small-Cap Opportunities Fund and the Investment Advisory and Management Agreements between the Trust and OAM with respect to the Small-Cap Value Fund, the International Opportunities Fund, the China Opportunities Fund and the Emerging Markets Fund (collectively, the “Advisory Agreements”) (the above-noted funds of the Trust are collectively referred to as the “Funds”), and the Investment Sub-Advisory Agreement between OAM and Oberweis Asset Management (Hong Kong) Limited (“OAMHK”), a wholly owned subsidiary of OAM, with respect to the China Opportunities Fund (the “Sub-Advisory Agreement” and together with the Advisory Agreements, the “Agreements”) were last approved by the Board of Trustees of the Trust (the “Board”), including all of the trustees who are not parties to the Agreements or interested persons of any such party (the “independent trustees”), at an in-person meeting on August 22, 2019. The Board, including a majority of the independent trustees, determined that the continuation of the applicable Agreements was in the best interests of each of the Funds.
The Board noted that OAM has been associated with each of the Funds since its inception. The Board recognized that a long-term relationship with a capable, conscientious investment adviser is in the best interests of each Fund, and that shareholders have invested in the Funds knowing that OAM manages the Funds and knowing the investment advisory and management fee schedules.
Nature, Quality and Extent of Services.   With respect to the nature, quality and extent of the services provided (i) to the Funds by OAM pursuant to the Advisory Agreements, and (ii) to the China Opportunities Fund by OAMHK pursuant to the Sub-Advisory Agreement, the Board considered the background and experience of OAM and OAMHK, the functions performed by OAM and OAMHK and the personnel providing such services, the management capabilities of OAM and OAMHK, the information contained in OAM’s and OAMHK’s Forms ADV, OAM’s financial condition and the compliance reports provided to the Board, and the culture of compliance created by OAM and OAMHK, including the competency of the Trust’s chief compliance officer. The Board also considered the experience, academic background, long tenure, structure and size of the portfolio management/strategy investment teams and their respective roles, the investment process with respect to the types of investments held by the Funds, as well as the honesty and integrity of OAM and OAMHK, and that, in the Board’s experience, OAM and OAMHK personnel are open and forthright with the Board. In addition, the Board considered that OAM and OAMHK are research-oriented firms that conduct extensive research in connection with managing the Funds.

THE OBERWEIS FUNDS
Supplemental Information (unaudited)

The Board reviewed the investment performance of each Fund as compared to a peer universe of funds provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider (the “Performance Universe”), and as compared to the performance of a relevant market benchmark index. With respect to Fund performance, the Board considered each Fund’s performance over the one-, three-, five- and ten-year periods ended June 30, 2019, as applicable, including any periods of outperformance or underperformance as compared to the performance of the relevant market benchmark index and the Fund’s Performance Universe. In light of the information provided and the considerations made, the Board concluded that the nature, quality and extent of the services provided to each Fund by OAM and to the China Opportunities Fund by OAMHK have been and are expected to remain satisfactory.
Fees and Expenses.   The Board considered the combined investment advisory and management fees charged to each Fund by OAM (the “management fees”) as compared to the management fees of a peer group of funds provided by Broadridge (the “Expense Group”) and the expense ratio(s) of each Fund as compared to the expense ratios of the Expense Group. The Board considered information provided by Broadridge on how it selected the peer funds included in the Expense Group for each Fund and considered certain limitations as to the comparability of the data provided. Based on the information provided, the Board noted that the management fees charged to each Fund, except the Micro-Cap Fund and the International Opportunities Fund, were below or equal to the median management fee of its Expense Group. The Board also noted that, although the management fees charged to the Micro-Cap Fund and the International Opportunities Fund were above the median management fee of the applicable Expense Group, such fees were within a reasonable range of the applicable median. With respect to the investment sub-advisory fees paid to OAMHK relating to the China Opportunities Fund, the Board noted that such fees are paid by OAM and not the China Opportunities Fund.
In addition, the Board considered management fees paid to OAM by other clients. With respect to OAM’s other clients, the Board recognized that the mix of services provided to the Funds, the level of responsibility required under the Advisory Agreements with the Funds, and the regulatory and operational requirements with respect to the Funds are greater than OAM’s obligations for similar client accounts, and that the management fees for such accounts are less relevant to the Board’s consideration of the management fees for the Funds because they reflect different competitive forces than those in the mutual fund marketplace. Based on the information provided, the Board concluded that each Fund’s management fees were reasonable and appropriate in amount, given the nature, quality and extent of the services provided and taking into consideration relevant circumstances.
Profitability.   With respect to the costs of services provided and profits realized by OAM, the Board considered the management fees received by OAM from each of the Funds as well as the level, quality and expense of OAM’s staff and the services that OAM provides. The Board also considered the explanation from OAM that the profits realized by OAM specifically from the relationship with the Funds could not be identified due to the impracticality of expense allocation, noting the difficulty of breaking down profitability related to each Fund versus the other Oberweis Funds and other client accounts because management and personnel time and services are not allocated between the various types of accounts. The Board noted OAM’s belief that, while the profits could not be itemized, the overall profitability of OAM was average and within a reasonable range relative to other

THE OBERWEIS FUNDS
Supplemental Information (unaudited)

investment advisory firms, and considered that OAM has contractually agreed to reimburse the Funds for expenses if their respective expense ratios exceed certain limits. Based on this information, the Board concluded for each Fund that OAM’s profitability was not unreasonable.
Economies of Scale.   The Board considered the extent to which economies of scale would be realized as each Fund grows, and whether management fee levels reflect economies of scale for the benefit of Fund shareholders. The Board noted asset capacity constraints for each of the Funds which limit economies of scale and the expense reimbursements made by OAM to many of the Funds. The Board also noted that the investment advisory fee schedule for the Global Opportunities Fund includes a breakpoint designed to share economies of scale with shareholders. The Board concluded that each Fund’s management fees reflect an appropriate recognition of any economies of scale.
Other Benefits to OAM and Its Affiliates.   The Board considered the character and amount of other incidental benefits received by OAM and its affiliates from their relationship with the Funds, including the fees received by Oberweis Securities, Inc. (“OSI”), an affiliate of OAM and OAMHK, for distribution services, as applicable, and benefits to OAM and other OAM accounts related to soft dollars generated by the Funds’ brokerage transactions. The Board also noted that during the past year none of the Funds’ brokerage transactions had been placed through OSI.
After due consideration of all of the information and factors deemed relevant by the Board and based upon its own business judgment and the conclusions reached, the Board determined to approve the continuance of the Agreements. The Board, including the independent trustees, did not identify any single factor or group of factors as all-important or controlling, and considered all factors together.
Expense Examples:
As a shareholder of The Oberweis Funds, you may incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Oberweis Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 investment at the beginning of the period and held for the entire period.
Actual Expenses:
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes:
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

THE OBERWEIS FUNDS
Supplemental Information (unaudited)

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE OBERWEIS FUNDS
Supplemental Information (unaudited)

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 – 12/31/19	Expense Ratio During Period 7/1/19 – 12/31/19
MICRO-CAP FUND
Investor Class
Actual	$1,000.00	$985.05	$7.91	1.58%
Hypothetical	$1,000.00	$1,017.24	$8.03	1.58%
Institutional Class
Actual	$1,000.00	$986.01	$6.61	1.32%
Hypothetical	$1,000.00	$1,018.55	$6.72	1.32%
SMALL-CAP OPPORTUNITIES FUND
Investor Class
Actual	$1,000.00	$1,037.61	$7.96	1.55%
Hypothetical	$1,000.00	$1,017.39	$7.88	1.55%
Institutional Class
Actual	$1,000.00	$1,038.71	$6.68	1.30%
Hypothetical	$1,000.00	$1,018.65	$6.61	1.30%
SMALL-CAP VALUE FUND
Investor Class
Actual	$1,000.00	$1,064.78	$8.07	1.55%
Hypothetical	$1,000.00	$1,017.39	$7.88	1.55%
Institutional Class
Actual	$1,000.00	$1,065.87	$6.77	1.30%
Hypothetical	$1,000.00	$1,018.70	$6.62	1.30%
GLOBAL OPPORTUNITIES FUND
Investor Class
Actual	$1,000.00	$1,047.26	$8.00	1.55%
Hypothetical	$1,000.00	$1,017.64	$7.88	1.55%
Institutional Class
Actual	$1,000.00	$1,048.68	$6.71	1.30%
Hypothetical	$1,000.00	$1,018.90	$6.62	1.30%

THE OBERWEIS FUNDS
Supplemental Information (unaudited)

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 – 12/31/19	Expense Ratio During Period 7/1/19 – 12/31/19
CHINA OPPORTUNITIES FUND
Investor Class
Actual	$1,000.00	$1,122.05	$9.84	1.84%
Hypothetical	$1,000.00	$1,015.83	$9.35	1.84%
Institutional Class
Actual	$1,000.00	$1,123.38	$8.51	1.59%
Hypothetical	$1,000.00	$1,017.09	$8.08	1.59%
INTERNATIONAL OPPORTUNITIES FUND
Investor Class
Actual	$1,000.00	$1,030.32	$8.19	1.60%
Hypothetical	$1,000.00	$1,017.14	$8.13	1.60%
EMERGING MARKETS FUND
Investor Class
Actual	$1,000.00	$1,066.15	$9.11	1.75%
Hypothetical	$1,000.00	$1,016.38	$8.89	1.75%
Institutional Class
Actual	$1,000.00	$1,067.03	$7.82	1.50%
Hypothetical	$1,000.00	$1,017.64	$7.63	1.50%
* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Trustees and Officers
James D. Oberweis
Trustee
Gary D. McDaniel
Trustee
James W. Oberweis
President
David I. Covas
Vice President
Kenneth S. Farsalas
Vice President
Katherine Smith Dedrick
Trustee
James G. Schmidt
Trustee
Patrick B. Joyce
Executive Vice President
Chief Compliance Officer
Treasurer
Eric V. Hannemann
Secretary

Manager and Investment Advisor
Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
800-323-6166
oberweisfunds.com
Distributor
Oberweis Securities, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
630-577-2300
oberweisfunds.com
Custodian
UMB Bank, n.a.
928 Grand Blvd., Kansas City, MO 64106
Transfer Agent
UMB Fund Services, Inc.
P.O. Box 711, Milwaukee, WI 53201-0711
800-245-7311
Counsel
Vedder Price P.C.
222 North LaSalle Street, Chicago, IL 60601
Independent Registered Public Accounting Firm
BBD LLP
1835 Market Street, Philadelphia, PA 19103
The Oberweis Funds
Micro-Cap Fund
Small-Cap Opportunities Fund
Small-Cap Value Fund
Global Opportunities Fund
China Opportunities Fund
International Opportunities Fund
Emerging Markets Fund
800-245-7311
oberweisfunds.com

3333 Warrenville Road
Suite 500
Lisle, IL 60532

ANNUAL REPORT
Oberweis International Opportunities Institutional Fund (OBIIX)
December 31, 2019

oberweisfunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.oberweisfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting us at 1-800-245-7311.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-245-7311. Your election to receive reports in paper will apply to all funds held with the fund complex.

PRESIDENT AND PORTFOLIO MANAGER’S LETTER (unaudited)
Dear Shareholder:
Thank you for your investment in the Oberweis International Opportunities Institutional Fund (OBIIX). This Fund is managed by a team led by Ralf Scherschmidt and seeks to invest in small and mid-cap companies primarily outside of the United States which are experiencing positive fundamental changes not yet fully reflected in market prices.
The Year in Review
What a difference a year can make! In last year’s letter, following a significant decline in 4Q2018 for international small-cap growth stocks, we noted that valuations for our asset class were among the cheapest of the past decade. As it turns out, fear and great buying opportunities are often neighbors. 2019 delivered an excellent year for international small-cap growth equities. The MSCI World Ex USA Small-Cap Growth Index returned 28.04%.
Much of 2019’s gain stems from macro worries that turned out to be not as bad as expected. Top among them were trade wars, slowing economic growth and rising interest rates. On January 15th, 2020, the U.S. and China signed the much-anticipated “Phase One” trade treaty. To be sure, US-China trade negotiations have a long way to go, but this step marks a sharp directional change from the escalatory feuds that preceded it. On economic growth, recession prognosticators were either wrong or early. US growth has remained on track while tepid growth outside the U.S. has nonetheless exceeded expectations. In terms of monetary policy trends, the US Federal Reserve reversed course in 2019, cutting interest rates three times in 2019. The US yield curve has steepened since the inversion fears of early 2019. Instead of rising, interest rates declined in 2019, with the yield on the 10-year US Treasury bond falling 77 basis points in 2019 to 1.92%. And as these developments unfolded, investors turned bullish on equities, with equities in most geographies and asset classes posting exceptional gains. Globally, growth stocks beat value stocks, but large-caps beat small-caps.
The International Opportunities Institutional Fund returned 23.50% in 2019. In 2018 and 2019, our investment style faced significant headwinds, which we believe to be attributable to current investor preferences. In this period, investors preferred highly predictable near-term earnings over favorable long-term earnings opportunities. For example, in Japan, which was our highest detracting country to performance, Japanese companies within our universe, which performed the best, were companies with the highest Return on Equity (ROE) levels. Companies within that same universe, which experienced positive earnings revisions (i.e. the types of companies we will own within this fund), posted a negative return for the year. As a reminder, we seek to own companies that are attractively valued because their future earnings power is substantially underestimated and not companies which are well loved because of their known, strong margins, efficiency and returns. Over the long term, there is a tradeoff between near-term earnings visibility and long term earnings potential, but we believe the past two years have rendered the price for favorable long-term earnings growth much less than normal (at least in relation to companies with more certain near-term earnings). Similar to other periods of underperformance in the past, we believe that 2018 – 2019 is likely to set the stage for a mean reversion to a more normal balance. In our opinion, this shift in investor preference stems, in part, from uneasiness of  ‘peak cycle’ earnings. That is, investors fear that present margins cannot be sustained, given the extended nature of the margin improvement and earnings recovery since the 2008/2009 global financial crisis. As a result, investors fearful of the ‘peak cycle’ in earnings have piled
1

PRESIDENT AND PORTFOLIO MANAGER’S LETTER (unaudited) (continued)
into companies with relatively known near-term earnings, even if companies with potentially higher-than-expected earnings in out-years offer more potential upside. The longer and stronger such preferences persist, the cheaper the longer-term but “less certain” growth opportunities become.
While we expect margins to fluctuate with the economic cycle, we also do not believe there is a structural change that would derail longer-term productivity increases and efficiency improvements. In the recent past, margins rose from the cost restructuring associated with the financial crisis, the robotization of the factory floor, and the benefits of outsourcing due to globalization. Today, many people are starting to become attuned to the productivity benefits of the cloud. Beyond that, we are confident that many other new technologies will drive growth and productivity in the coming decade and the remainder of the century. Similar to other out-of-favor moments in the past, we believe that seeking out companies with significant underestimated earnings is especially productive when they are unpopular with others. In our experience, out-of-favor periods for our style have very often been precursors for future periods of significant alpha, though obviously no one can predict the future.
Outlook
Our strategy focuses exclusively on companies with the potential to earn significantly more than what the market expects over the coming years. While such a philosophy has been slightly out of favor in the recent past, we attribute the move to natural ebbs and flows rather than anything structural. In fact, in our opinion, the low investor sentiment explains the shortening of the duration of equities, which leads investor to overvalue current year earnings and undervalue life-time earnings of a company.
We are constructive on the long-term outlook of international equities, as they continue to be very attractive on both an earnings valuation as well as a free cash flow yield basis. Furthermore, investor sentiment still appears to us to be low, which we believe to leave room for upside surprise.
Despite strong gains in absolute terms, the team is excited about our current portfolio and, while no one can predict the future, believes the balance of opportunities to be above-average for the present portfolio:
1.
During the fourth quarter the team found an above average number of new names which historically has acted as a precursor for future performance. It was quite simply one of the best earnings seasons for finding new ideas in some time. New ideas were diversified from both a country and sector perspective and that reflects the broad low investor expectations

2.
Developed World ex-USA small cap valuations continue to be trading below their 30 year long term average

3.
Developed World ex-USA equity flows were negative in 2019 (the herd was on average exiting international equities)

4.
As measured by Empirical Research Partners, investor sentiment remains decidedly low. This is an excellent starting point for us as it relates to the recent headwinds stemming from the shortening of the duration of equities:

•
As long as investor sentiment simply stays where it is, the headwind is removed

2

PRESIDENT AND PORTFOLIO MANAGER’S LETTER (unaudited) (continued)
•
If investor sentiment bounces from these low levels, and equity durations return to more normal levels, we would see a meaningful tailwind for our style

In regards to 2020, we will be watching how the recent tension in the Middle East manifests itself in the energy markets. We will watch if recent inflation data in places like Germany, which showed acceleration, is transitory or if inflation is finally creeping back into the equation. Of course, we will be watching the developments of the trade war and tariffs situation. As a reminder, we remain underweight so called bond proxies which have seen dramatic increase in valuations over the past five years as investors have searched for alternatives to ultra-low bond yields.
We appreciate your investment in The Oberweis Funds and are grateful for the trust you have shown us with your valuable investments. If you have any questions about your account, please contact shareholder services at (800) 245-7311. Thank you for investing with us in The Oberweis Funds.
Sincerely,

James W. Oberweis, CFA President	Ralf Scherschmidt Portfolio Manager
3

MANAGEMENT DISCUSSION ON FUND PERFORMANCE (unaudited)
Market Environment
Global equities returned 27.67% in 2019, as measured by the MSCI World Index. Global small-caps, as measured by the MSCI World Small-Cap Index, returned 26.19%. U.S. small-caps outperformed International small-caps, as evidenced by the 25.41% return on the MSCI World ex-USA Small-Cap Index vs. 28.43% for the Russell 2000 index. Non-US small cap growth companies outperformed Non-US small-cap value companies by 522bps. The MSCI World ex-USA Small-Cap Growth Index return 28.04% versus 22.82% for the MSCI World ex-USA Small-Cap Value Index.
Discussion of The International Opportunities institutional Fund
The International Opportunities Institutional Fund returned 23.50% versus 28.04% for the MSCI World ex-USA Small Cap Growth Index. The portfolio was negatively impacted from adverse stock selection in Japan, the U.K., Germany, and the Netherlands offset by positive stock selection in Australia, Sweden, Canada and China. On a sector level, the portfolio benefitted from positive stock selection in Consumer Discretionary, Consumer Staples and Industrials, while being negatively impacted by negative stock selection in Health Care, Financials and Materials. At the stock level, Afterpay Ltd. (APT AU), Evolution Gaming Group AB (EVO SS), and Intermediate Capital Group Plc. (ICP LN) were among the top contributors to performance; Burford Capital Ltd (7172 JP), GW Pharmaceuticals Plc. (GWPH US), and Nearmap Ltd. (NEA AU) were among the top detractors.
At year-end, the fund was invested in 83 stocks in 17 countries. Our top five country weightings (portfolio weighting versus the MSCI World ex-US Small Cap Growth Index) at the end of the quarter were Japan (23.1% vs. 27.5%), the United Kingdom (22.6% vs. 15.7%), Canada (16.4% vs. 8.5%), Australia (11.5% vs. 6.6%), and Sweden (5.3% vs. 7.3%). On a sector basis, the fund is overweight financials (13.7% vs. 4.9%) and underweight health care (1.9% vs. 10.3%). OBIIX Holdings
For current performance information, please visit www.oberweisfunds.com.
4

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited) (continued)
Oberweis International Opportunities
Institutional Fund
At December 31, 2019
Asset Allocation (% of Net Assets)
Equities	99.6
Other Assets less Liabilities	0.4
Top Ten Holdings (% of Net Assets)
Sushiro Global Hldgs. Ltd.	4.6
Intermediate Capital Group PLC	3.6
Evolution Gaming Group AB	3.6
Future PLC	3.5
Afterpay Touch Group Ltd.	3.4
Kobe Bussan Co. Ltd.	3.1
Evolution Mining Ltd.	3.0
Air Canada	2.5
JD Sports Fashion PLC	2.4
VAT Group AG	2.2
Top Ten Industries (% of Net Assets)
Capital Markets	8.6
Hotels, Restaurants & Leisure	8.2
Information Technology Services	7.6
Machinery	6.8
Media	5.1
Food & Staples Retailing	4.7
Software	4.7
Semiconductor & Semiconductor Equipment	4.5
Metals & Mining	4.2
Professional Services	3.5

5

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited) (continued)
Average Annual Total Returns1 (for the Periods Ended December 31, 2019)
	1 YR (%)	5 YR (%)	SINCE INCEPTION2 (%)	EXPENSE RATIO3 (%)
OBIIX	23.50	7.70	4.66	1.08
MSCI World Ex-US Small Cap Growth Index	28.04	9.40	6.46
Growth of a $10,000 Investment (from March 10, 2014 to December 31, 2019)
1 Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.
The MSCI World ex-US Small Cap Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap growth developed and emerging markets excluding the U.S., with minimum dividends reinvested net of withholding tax.
2 Since Inception returns are from commencement of operations on 03/10/14 for the Fund.
3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/19. The expense ratio gross of any fee waivers, earnings credit or expense reimbursement was 1.12%.
6

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Schedule of Investmentsa December 31, 2019
	SHARES	VALUE
Equities – 99.6%
Australia – 11.5%
Afterpay Touch Group Ltd.*	1,606,215	$33,003,491
Altium Ltd.	397,020	9,673,357
Austal Ltd.	3,208,138	8,600,061
Avita Medical Ltd.*	13,141,079	5,948,067
EML Payments Ltd.*	296,361	944,196
Evolution Mining Ltd.	10,705,086	28,546,896
James Hardie Industries PLC	535,000	10,463,474
Nearmap Ltd.*	7,919,449	14,116,071
		111,295,613
Belgium – 1.7%
Barco NV	67,080	16,478,430
Canada – 16.4%
Air Canada*	642,600	24,004,717
Altus Group Ltd.	322,700	9,432,999
ATS Automation Tooling Systems, Inc.*	975,000	16,089,828
BRP, Inc.	228,035	10,388,534
Cogeco Communications, Inc.	179,500	15,647,158
Element Fleet Management Corp.	2,231,600	19,057,788
Equitable Group, Inc.	91,200	7,679,593
Genworth MI Canada, Inc.	301,600	13,196,452
Gibson Energy, Inc.	365,300	7,479,845
Home Capital Group, Inc.*	390,200	9,903,736
Parex Resources, Inc.*	388,200	7,219,336
Parkland Fuel Corp.	261,400	9,603,722
Real Matters, Inc.*	518,600	4,920,031
Trulieve Cannabis Corp.*	341,600	4,043,117
		158,666,856
China – 1.3%
Yihai International Hldg. Ltd.	2,165,000	12,697,214
Denmark – 0.1%
Royal Unibrew A/S*	10,800	989,259
Finland – 1.9%
Valmet Oyj*	769,200	18,445,442

See accompanying notes to the financial statements.
7

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Schedule of Investmentsa December 31, 2019 (continued)

	SHARES	VALUE
France – 4.3%
Euronext NV*	11,800	$961,604
Rexel SA	538,500	7,154,832
Rubis SCA*	54,743	3,361,951
SOITEC SA*	164,474	17,286,835
SPIE SA	492,700	10,036,379
Trigano SA*	22,800	2,406,596
		41,208,197
Germany – 3.9%
Aurelius Equity Opportunities SE	289,000	12,636,448
CTS Eventim AG*	154,100	9,668,785
KION Group AG*	145,500	10,005,700
Varta AG*	40,900	5,544,714
		37,855,647
Hong Kong – 0.6%
Nissin Foods Co. Ltd.*	6,893,000	5,475,620
Israel – 1.1%
AudioCodes Ltd.*	400,787	10,296,218
Italy – 1.1%
DiaSorin SpA*	31,729	4,109,178
El.En. SpA*	30,100	1,115,540
Leonardo SpA	463,185	5,431,968
		10,656,686
Japan – 23.1%
Ariake Japan Co. Ltd.	26,900	1,999,484
BayCurrent Consulting, Inc.	253,000	12,916,680
Disco Corp.*	81,400	19,114,763
Fancl Corp.	275,800	7,342,987
Kobe Bussan Co. Ltd.	857,500	29,501,618
Kusuri no Aoki Hldgs. Co. Ltd.	178,600	11,183,023
Lasertec Corp.	53,600	2,718,325
M&A Capital Partners Co. Ltd.*	498,300	20,175,462
Net One Systems Co. Ltd.	502,300	12,824,804
Nihon Unisys Ltd.	501,900	15,744,101
Open House Co. Ltd.*	546,800	15,634,440
Rakus Co. Ltd.*	800,000	14,665,868
SCSK Corp.*	207,800	10,775,337
Sushiro Global Hldgs. Ltd.	511,700	44,066,685
Tsuruha Hldgs., Inc.*	37,900	4,866,285
		223,529,862
See accompanying notes to the financial statements.
8

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Schedule of Investmentsa December 31, 2019 (continued)

	SHARES	VALUE
Netherlands – 2.4%
ASM International NV	37,773	$4,243,372
Constellium SE*	879,325	11,782,955
SBM Offshore NV	395,265	7,355,520
		23,381,847
Singapore – 0.1%
Singapore Exchange Ltd.	218,500	1,439,013
Sweden – 5.3%
Evolution Gaming Group AB	1,156,047	34,888,270
Sinch AB*	79,417	2,429,212
Sweco AB*	135,864	5,237,902
Tele2 AB	581,535	8,440,379
		50,995,763
Switzerland – 2.2%
VAT Group AG*	124,300	20,970,250
United Kingdom – 22.6%
ASOS PLC*	17,189	768,029
Blue Prism Group PLC*	301,500	4,525,096
boohoo Group PLC*	1,148,700	4,533,021
Burford Capital Ltd.	1,343,667	12,673,081
Capita PLC*	8,559,521	18,606,668
ConvaTec Group PLC	3,555,526	9,346,856
Dunelm Group PLC*	511,800	7,837,340
Fevertree Drinks PLC	93,200	2,584,019
Future PLC	1,749,766	33,609,229
Games Workshop Group PLC	220,512	17,833,167
Hays PLC*	1,016,100	2,444,347
HomeServe PLC	209,600	3,509,530
Howden Joinery Group PLC	637,000	5,675,536
Intermediate Capital Group PLC	1,639,557	34,967,370
JD Sports Fashion PLC	2,134,600	23,678,819
Nomad Foods Ltd.*	349,986	7,829,188
Serco Group PLC*	6,315,800	13,545,213
Spirent Communications PLC	4,431,100	14,762,508
		218,729,017
Total Equities
(Cost: $797,847,722)		$963,110,934
Total Investments – 99.6%
(Cost: $797,847,722)		$963,110,934
Other Assets Less Liabilities – 0.4%		4,007,650
Net Assets – 100%		$967,118,584

aCertain Securities Were Fair Valued Under The Discretion Of The Board Of Trustees, (See Note 2)
* Non-income producing security during the year ended December 31, 2019
See accompanying notes to the financial statements.
9

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Schedule of Investmentsa December 31, 2019 (continued)

Sector Allocations (As A Percentage Of Net Assets) (unaudited)
Communication Services	7.0%
Consumer Discretionary	15.6%
Consumer Staples	8.7%
Energy	3.3%
Financials	13.7%
Health Care	1.9%
Industrials	19.5%
Information Technology	21.0%
Materials	5.3%
Real Estate	2.6%
Utilities	1.0%
See accompanying notes to the financial statements.
10

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Statement of Assets and Liabilities December 31, 2019
Assets:
Investment securities at value(a)	$963,110,934
Cash	30,963
Foreign currency(b)	119,525
Receivable from securities sold	3,051,157
Receivable from Fund shares sold	178,757
Dividends and interest receivable	1,970,600
Prepaid expenses	85,140
Total Assets	968,547,076
Liabilities:
Payable for Fund shares redeemed	210,332
Payable for securities purchased	265,782
Payable to Advisor (see note 3)	855,517
Accrued expenses	96,861
Total Liabilities	1,428,492
Net Assets	$967,118,584
Shares Outstanding:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)	92,933,989
Net asset value, offering price and redemption price	$10.41
Analysis of net assets:
Capital	$942,524,451
Accumulated investment gain	24,594,133
Net Assets	$967,118,584
(a) Investment securities at cost	$797,847,722
(b) Foreign currency at cost	$118,148
See accompanying notes to the financial statements.
11

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Statement of Operations Year Ended December 31, 2019
Investment Income:
Dividends(a)	$12,352,563
Interest	678,838
Total Investment Income	13,031,401
Expenses:
Investment advisory fees (see note 3)	8,958,340
Transfer agent fees and expenses	83,617
Custodian fees and expenses	362,196
Accounting service fees	280,441
Other	333,169
Total expenses before reimbursed expenses	10,017,763
Earnings credit (see note 6)	(332,460)
Total Expenses	9,685,303
Net Investment Income	3,346,098
Net Realized and Unrealized Gains (Losses) from Investments:
Net realized losses on investment transactions	(88,852,778)
Net realized losses on foreign currency transactions	(14,909)
Net realized losses on investment and foreign currency transactions	(88,867,687)
Change in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	264,263,933
Net realized /unrealized gains on investments and foreign currencies	175,396,246
Net increase in net assets resulting from operations	$178,742,344

(a) Dividends are net of foreign withholding tax of  $1,432,297
See accompanying notes to the financial statements.
12

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Statements of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Operations:
Net investment income	$3,346,098	$3,570,962
Net realized gains (losses) on investments and foreign currency transactions	(88,867,687)	35,675,599
Change in net unrealized appreciation/depreciation on investments and foreign currencies	264,263,933	(291,580,762)
Net increase (decrease) in net assets resulting from operations	178,742,344	(252,334,201)
From Distributions:
Distributions to shareholders	(12,584,780)	(92,069,574)
Net decrease in net assets from distributions	(12,584,780)	(92,069,574)
From Capital Share Transactions:
Proceeds from sale of shares	153,882,218	152,538,019
Proceeds from reinvestment of distributions	11,061,099	86,901,523
Redemption of shares (see note 5)	(117,120,174)	(183,014,889)
Net increase from capital share transactions	47,823,143	56,424,653
Total increase (decrease) in net assets	213,980,707	(287,979,122)
Net Assets:
Beginning of year	753,137,877	1,041,116,999
End of year	$967,118,584	$753,137,877
Transactions in Shares:
Shares sold	15,512,876	12,650,333
Shares issued in reinvestment of distributions	1,061,357	10,284,204
Less shares redeemed	(11,788,870)	(16,298,575)
Net increase from capital share transactions	4,785,363	6,635,962

See accompanying notes to the financial statements.
13

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Notes to Financial Statements December 31, 2019
1. Description of Organization
Description of business.   The Oberweis Funds (the “Trust”) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Trust is authorized to operate numerous funds under various trading strategies. The Oberweis International Opportunities Institutional Fund (the “Fund”) is one fund in a series issued by the Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies.”
Investment valuation.   Investments in securities are stated at value as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (generally 3 p.m., Central Standard Time). Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day’s bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available are valued at the closing bid price determined on the basis of reasonable inquiry. Options are valued at the last reported bid price on the primary exchange as of the close of the regular trading session of the Chicago Board Options Exchange (“CBOE”). Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.
The Fund holds foreign equity securities. Foreign securities are fair valued as described in the following circumstances. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the regular trading session of the NYSE. Due to the time differences between the closings of the relevant foreign securities exchanges and the close of the regular trading session of the NYSE for the Fund, the Fund will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws
14

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Notes to Financial Statements December 31, 2019 (continued)

upon, among other information, the market values of foreign investments). When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
Fair Value Measurements.   In accordance with Financial Accounting Standards Board (“FASB”) guidance, the Fund utilizes the “Fair Value Measurements and Disclosures” to define fair value, set out a framework for measuring fair value, and expand disclosures regarding fair value measurements. The Fair Value Measurement Standard applies to fair value measurements already required or permitted by existing standards.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:
•
Level 1 – Quoted prices in active markets for identical securities.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

•
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2019:
	Level 1	Level 2	Level 3
Investment Securities
Equities
Total Asia	$28,469,052	$224,968,875	$—
Total Australia	111,295,613	—	—
Total Europe	299,797,491	139,913,047	—
Total North America	158,666,856	—	—
Total Investments	$598,229,012	$364,881,922	$—

The Fund’s assets may include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The pricing service provides fair market valuation on days when the movement in relevant indices exceeds a predetermined threshold.
Foreign Currency Transactions.   The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.
15

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Notes to Financial Statements December 31, 2019 (continued)

Risks Associated with Foreign Securities and Currencies.   Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.
Fund share valuation.   Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the NYSE is open for trading, the net asset value per share is determined as of the later of the close of the NYSE or the CBOE by dividing the total value of investments and other assets, less liabilities, by the number of shares outstanding.
Investment transactions and investment income.   Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund, and interest income is recorded on the accrual basis and includes amortization of premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on the date of expiration.
Federal income taxes and dividends to shareholders.   It is the policy of the Fund to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2019. Therefore, no federal income tax provision is required. Income and capital gains of the Fund are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. (“GAAP”). Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus GAAP.
The Fund may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.
For the year ended December 31, 2019, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, and passive foreign investment company (“PFIC”) adjustments were identified and reclassified among the components of the Fund’s net assets.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, permanent differences in book and tax accounting have been reclassified to paid in capital, and accumlated earnings.
16

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Notes to Financial Statements December 31, 2019 (continued)

Increases/(Decrease)
	Capital	Accumulated Earnings
International Opportunities Institutional Fund	$—	$—
The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
International Opportunities Institutional Fund	$12,584,780	$—	$12,584,780
The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
International Opportunities Institutional Fund	$15,887,741	$76,180,423	$92,068,164
As of December 31, 2019, the Fund had the following net capital loss carryforward to offset future net capital gains, if any, to the extent provided by treasury regulations.
	Not Subject to Expiration (Post-Enactment)
	Short-Term	Long-Term
International Opportunities Institutional Fund	$123,633,296	$—
Capital loss carryforwards are subject to certain limitations to offset future gains, if any, due to the ownership change limitations set forth in Internal Revenue Code Section 382. All losses may not be available in any particular year.
As of December 31, 2019 the components of accumulated earnings on a tax basis were as follows:
	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated capital and other losses	Unrealized Appreciation on investments	Unrealized Depreciation foreign currency translations
International Opportunities Institutional Fund	$3,566,427	$—	$(123,633,296)	$144,652,951	$8,050
Accumulated capital and other losses consists of timing differences related to wash sales and capital loss carryforwards.
17

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Notes to Financial Statements December 31, 2019 (continued)

As of December 31, 2019 the cost of investments for federal income tax purpose are as follows:
	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Unrealized Appreciation
International Opportunities Institutional Fund	$818,457,983	$165,051,098	$(20,398,147)	144,652,951
The Fund has reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of December 31, 2019, open Federal tax years include the tax years ended 2016 through 2019. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Use of estimates.   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Indemnifications.   Under the Trusts’ organizational documents, its present and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trusts’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Transactions with affiliates
The Fund has written agreements with Oberweis Asset Management, Inc. (“OAM”) as the Fund’s investment adviser and manager. Oberweis Securities, Inc. (“OSI”), the Fund’s principal distributor, is an affiliate of OAM.
Investment advisory agreement.   Under the Advisory Agreement, OAM provides investment advisory and management services to the Fund. The Fund paid monthly investment advisory and management fees at an annual rate equal to 1.00% of average daily net assets. For the year ended December 31, 2019, the Fund incurred investment advisory and management fees totaling $8,958,340.
Expense reimbursement.   OAM is contractually obligated to reduce its investment and management fees or reimburse the International Opportunities Institutional Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year 1.10% expressed as a percentage of the Funds’ average daily net assets. For the year ended December 31, 2019 OAM reimbursed the Fund in the amount of  $0.
Officers and trustees.   Certain officers and trustees of the Trust are also officers and/or directors of OAM and OSI. During the year ended December 31, 2019, the Trust made no direct payments to its officers and paid $125,000 to its unaffiliated trustees.
18

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Notes to Financial Statements December 31, 2019 (continued)

Affiliated Commissions.   For the year ended December 31, 2019, the Fund did not execute any security transactions through OSI and therefore did not pay commissions to OSI.
4. Investment transactions
The cost of securities purchased and proceeds from securities sold during the year ended December 31, 2019, other than options written and money market investments, aggregated $1,327,816,892 and $1,280,717,755, respectively. The Fund did not hold government securities during the year ended December 31, 2019.
The Fund may write covered call options. The premiums received provide a partial hedge (protection) against declining prices and enables the Fund to generate a higher return during years when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for the Fund. The Fund may write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Amounts recovered for securities litigation are included in the realized gains of the Fund and are recorded when received. The Fund did not write covered call options during the year ended December 31, 2019.
5. Redemption fee
The Fund is designed for long-term investors. To discourage market timers, redemptions of shares within 90 days of purchase are subject to a 2% redemption fee of the total redemption amount. The redemption fee is deducted from the redemption proceeds and is retained by the Fund.
The redemption fee is retained by the Fund for the expense they incur in connection with shareholder redemptions. Redemption fees received by the Fund were $0 and $62,433 for the year ended December 31, 2019 and 2018, respectively, and were recorded as a reduction of the redemption of shares in the Statements of Changes in Net Assets.
6. Earnings credits and interest charges
The Trust, as part of the agreement with the Custodian, receives credits against its custodian fees on its uninvested cash balances and is allowed to borrow for temporary purposes. Borrowings are not to exceed 5% of the value of each Fund’s total assets at the time of any such borrowing. Interest on amounts borrowed is calculated at the prime rate and is payable monthly. During the year ended December 31, 2019, the Fund received credits of  $332,460. The Fund incurred interest charges of  $3,144, which is included in custodian fees and expenses in the Statement of Operations.
7. Subsequent events
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.
19

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Financial Highlights
Per share income and capital for a share outstanding throughout each period is as follows:
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of year	$8.54	$12.77	$9.72	$10.32	$8.97
Income (loss) from investment operations:
Net investment incomea	.04	.04	.03	.05	.06
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.97	(3.11)	3.95	(.61)	1.35
Total from investment operations	2.01	(3.07)	3.98	(.56)	1.41
Redemption feesa	—	—c	—c	—c	—c
Less dividends and distributions:
Dividends from net realized gains on investments and foreign currency transactions	—	(1.15)	(.85)	—	—
Dividends from net investment income	(.14)	(.01)	(.08)	(.04)	(.06)
Total dividends and distributions	(.14)	(1.16)	(.93)	(.04)	(.06)
Net asset value at end of year	$10.41	$8.54	$12.77	$9.72	$10.32
Total Return (%)	23.50	(23.91)	40.99	(5.43)	15.68
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$967,119	$753,138	$1,041,117	$657,477	$361,402
Ratio of gross expenses to average net assets (%)	1.12	1.11	1.15	1.18	1.28
Ratio of net expenses to average net assets (%)b	1.08	1.08	1.10	1.10	1.10
Ratio of net investment income to average net assets (%)	.37	.35	.29	.47	.59
Portfolio turnover rate (%)	153	145	168	123d	211
Notes:
a The net investment income per share data and the redemption fee data were determined using average shares outstanding during the period.
b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.
c Less than $0.005 per share
d Excludes the value of portfolio securities received as a result of in-kind purchases of the Fund’s capital shares.
20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Oberweis Funds
and the Shareholders of Oberweis International Opportunities Institutional Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Oberweis International Opportunities Institutional Fund, a series of shares of beneficial interest in The Oberweis Funds (the “Fund”), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended December 31, 2015 were audited by other auditors whose report, dated February 25, 2016, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP
We have served as the auditor of one or more of the Funds in The Oberweis Funds since 2016.
Philadelphia, Pennsylvania
February 27, 2020
21

TRUSTEES AND OFFICERS OF THE OBERWEIS FUNDS (unaudited)
Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served
NONINTERESTED TRUSTEES
Katherine Smith Dedrick (62) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since November, 20041
Gary D. McDaniel (71) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since April, 20041
James G. Schmidt (72) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since December, 20031
INTERESTED TRUSTEES
James D. Oberweis (73) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee2	Trustee since July, 19861
James W. Oberweis (45) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	President	Officer since August, 19963
Patrick B. Joyce (60) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Executive Vice President Chief Compliance Officer and Treasurer	Officer since October, 19943
David I. Covas (44) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 20043
Kenneth S. Farsalas (49) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 20093
Eric V. Hannemann (46) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Secretary	Officer since August, 20053
1 Unless otherwise noted, each trustee shall serve as a trustee of the Fund until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such trustee sooner dies, resigns, retires or is removed.
2 James D. Oberweis is an interested trustee of the Fund since he is a shareholder of Oberweis Asset Management, Inc., the Fund’s investment advisor.
3 Elected annually by board of trustees.
The Statement of Additional Information includes additional information about Fund officers and trustees and is available upon request without charge, by calling the Fund at 800-323-6166.
22

TRUSTEES AND OFFICERS OF THE OBERWEIS FUNDS
(unaudited) (continued)
Principal Occupation Last Five Years	Number of Portfolios Overseen by Trustee	Other Directorships

President – Smith Dedrick Properties, Inc., 2016 to present; President – KSD Law P.C., 2015 to present; President – KSD Global Consulting, Inc., 2015 to present; Executive Committee Member, Risk Worldwide NZ Ltd., 2011 to 2016; President – Aggressive Publishing, Inc., 2010 to present; Member – Risk Worldwide LLC, 2007 to 2016; Partner – Childress Duffy, Ltd., 2007 to 2015.	8	None
	8	None
Senior Vice President and Chief Financial Officer – Federal Heath Sign Co., May 2003 to December 2019.	8	None

Illinois State Senator, January 2013 to present; Chairman – Oberweis Dairy, Inc. December, 1986 to present.	8	None

President – Oberweis Asset Management, Inc., September, 2001 to present; Portfolio Manager from December, 1995 to present; President and Director –  Oberweis Securities, Inc., September, 1996 to present.
	Not Applicable	None
Executive Vice President, Secretary and Director – Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director – Oberweis Securities, Inc. September, 1996 to present.	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., September, 2003 to present.	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., November 2004 to present.	Not Applicable	None
Vice President of Accounting – Oberweis Asset Management, Inc. and Oberweis Securities, Inc., June, 2004 to present.	Not Applicable	None
23

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Supplemental Information (Unaudited)
Qualified Dividend Income
For the year ended December 31, 2019, 68.17% of the dividends paid from net investment income for the International Opportunities Institutional Fund is designated as qualified dividend income.
Foreign Taxes Paid
Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the International Opportunities Institutional Fund designates $13,784,861 of income derived from foreign sources and $1,238,154 of foreign taxes paid for the period ended December 31, 2019.
Of the ordinary income (including short-term capital gain) distributions made (or to be made) for the year ended December 31, 2019, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:
	Foreign Source Income	Foreign Taxes Paid
International Opportunities Institutional Fund	$0.1483	$0.0133
Proxy Voting:
The Oberweis Fund has delegated authority to vote proxies related to the Oberweis International Opportunities Institutional Fund Portfolio securities to the Funds’ investment adviser, Oberweis Asset Management, Inc. (“OAM”). A description of the policies and procedures that OAM uses in fulfilling this responsibility is available, without charge upon request, by calling 1-800-323-6166. It also appears on www.oberweisfunds.com and in the Funds’ Statement of Additional Information, which can be found on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended December 31 is available (1) without charge, upon request, by calling 1-800-323-6166, and (2) on the SEC’s website at http://www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Fund files its complete schedule of portfolio investments with the SEC for the first and third quarter of each fiscal year (March 31 and September 30) on Form NPORT. The Fund’s Form NPORT are available, without charge, on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Approval of Investment Advisory Agreement:
The Investment Advisory and Management Agreement between The Oberweis Funds (the “Trust”) and Oberweis Asset Management, Inc. (“OAM”) (the “Advisory Agreement”) with respect to the International Opportunities Institutional Fund (the “Fund”) was last approved by the Board of Trustees of the Trust (the “Board”), including all of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (the
24

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Supplemental Information (Unaudited) (continued)

“independent trustees”), at an in-person meeting on August 22, 2019. The Board, including a majority of the independent trustees, determined that the continuation of the Advisory Agreement was in the best interests of the Fund.
The Board noted that OAM has been associated with the Fund since its inception. The Board recognized that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Fund, and that shareholders have invested in the Fund knowing that OAM manages the Fund and knowing the investment advisory and management fee schedule.
Nature, Quality and Extent of Services.   With respect to the nature, quality and extent of the services provided to the Fund by OAM pursuant to the Advisory Agreement, the Board considered the background and experience of OAM, the functions performed by OAM and the personnel providing such services, the management capabilities of OAM, the information contained in OAM’s Form ADV, OAM’s financial condition and the compliance reports provided to the Board, and the culture of compliance created by OAM, including the competency of the Trust’s chief compliance officer. The Board also considered the experience, academic background, long tenure, structure and size of the portfolio management/strategy investment team and its role, the investment process with respect to the types of investments held by the Fund, as well as the honesty and integrity of OAM, and that, in the Board’s experience, OAM personnel are open and forthright with the Board. In addition, the Board considered that OAM is a research-oriented firm that conducts extensive research in connection with managing the Fund.
The Board reviewed the investment performance of the Fund as compared to a peer universe of funds provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider (the “Performance Universe”), and as compared to the performance of a relevant market benchmark index. With respect to Fund performance, the Board considered the Fund’s performance over the one-, three- and five-year periods ended June 30, 2019, including any periods of outperformance or underperformance as compared to the performance of the relevant market benchmark index and the Fund’s Performance Universe. In light of the information provided and the considerations made, the Board concluded that the nature, quality and extent of the services provided to the Fund by OAM have been and are expected to remain satisfactory.
Fees and Expenses.   The Board considered the combined investment advisory and management fees charged to the Fund by OAM (the “management fees”) as compared to the management fees of a peer group of funds provided by Broadridge (the “Expense Group”) and the expense ratio of the Fund as compared to the expense ratios of the Expense Group. The Board considered information provided by Broadridge on how it selected the peer funds included in the Expense Group for the Fund and considered certain limitations as to the comparability of the data provided. Based on the information provided, the Board noted that the management fees charged to the Fund were equal to the median management fee of its Expense Group.
In addition, the Board considered management fees paid to OAM by other clients. With respect to OAM’s other clients, the Board recognized that the mix of services provided to the Fund, the level of responsibility required under the Advisory Agreement with the Fund, and the regulatory and operational requirements with respect to the Fund are greater than OAM’s obligations for similar client accounts, and that the management fees for such accounts are less relevant to the Board’s consideration of the management fees for the
25

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Supplemental Information (Unaudited) (continued)

Fund because they reflect different competitive forces than those in the mutual fund marketplace. Based on the information provided, the Board concluded that the Fund’s management fees were reasonable and appropriate in amount, given the nature, quality and extent of the services provided and taking into consideration relevant circumstances.
Profitability.   With respect to the costs of services provided and profits realized by OAM, the Board considered the management fees received by OAM from the Fund as well as the level, quality and expense of OAM’s staff and the services that OAM provides. The Board also considered the explanation from OAM that the profits realized by OAM specifically from the relationship with the Fund could not be identified due to the impracticality of expense allocation, noting the difficulty of breaking down profitability related to the Fund versus the other Oberweis Funds and other client accounts because management and personnel time and services are not allocated between the various types of accounts. The Board noted OAM’s belief that, while the profits could not be itemized, the overall profitability of OAM was average and within a reasonable range relative to other investment advisory firms, and considered that OAM has contractually agreed to reimburse the Fund for expenses if its expense ratio exceeds a certain limit. Based on this information, the Board concluded for the Fund that OAM’s profitability was not unreasonable.
Economies of Scale.   The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether management fee levels reflect economies of scale for the benefit of Fund shareholders. The Board noted asset capacity constraints for the Fund which limit economies of scale. The Board concluded that the Fund’s management fees reflect an appropriate recognition of any economies of scale.
Other Benefits to OAM and Its Affiliates.   The Board considered the character and amount of other incidental benefits received by OAM and its affiliates from their relationship with the Fund, including benefits to OAM and other OAM accounts related to soft dollars generated by the Fund’s brokerage transactions. The Board also noted that during the past year none of the Fund’s brokerage transactions had been placed through the affiliated broker-dealer of OAM.
After due consideration of all of the information and factors deemed relevant by the Board and based upon its own business judgment and the conclusions reached, the Board determined to approve the continuance of the Advisory Agreement. The Board, including the independent trustees, did not identify any single factor or group of factors as all-important or controlling, and considered all factors together.
Expense Examples:
As a shareholder of The Oberweis International Opportunities Institutional Fund, you may incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Oberweis International Opportunities Institutional Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 investment at the beginning of the period and held for the entire period.
26

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Supplemental Information (Unaudited) (continued)

Actual Expenses:
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes:
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19 – 12/31/19	Expense Ratio During Period 7/1/19 – 12/31/19
Actual	$1,000.00	$1,033.99	$5.54	1.08%
Hypothetical	$1,000.00	$1,019.76	$5.50	1.08%
* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
27

Trustees and Officers
James D. Oberweis
Trustee
Gary D. McDaniel
Trustee
James W. Oberweis
President
David I. Covas
Vice President
Kenneth S. Farsalas
Vice President
Katherine Smith Dedrick
Trustee
James G. Schmidt
Trustee
Patrick B. Joyce
Executive Vice President
Chief Compliance Officer
Treasurer
Eric V. Hannemann
Secretary

Manager and Investment Advisor
Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
800-323-6166
oberweisfunds.com
Distributor
Oberweis Securities, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
630-577-2300
oberweisfunds.com
Custodian
UMB Bank, n.a.
928 Grand Blvd., Kansas City, MO 64106
Transfer Agent
UMB Fund Services, Inc.
P.O. Box 711, Milwaukee, WI 53201-0711
800-245-7311
Counsel
Vedder Price P.C.
222 North LaSalle Street, Chicago, IL 60601
Independent Registered Public Accounting Firm
BBD LLP
1835 Market Street, 3rd Floor, Philadelphia, PA 19103
International Opportunities Institutional Fund
800-245-7311
oberweisfunds.com

3333 Warrenville Road
Suite 500
Lisle, IL 60532

oberweisfunds.com
800-323-6166
630-577-2300
Shareholder Services
800-245-7311
3333 Warrenville Road
Suite 500
Lisle, IL 60532

ITEM 2.	CODE OF ETHICS.

(a)	As of December 31, 2019, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(b)	During the period covered by this report, there were not any amendments to a provision of the Code of Ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code of Ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(d)	A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant in writing at its principal executive office.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

(a)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(b)	The audit committee financial expert is James G. Schmidt. Mr. Schmidt is independent as defined in Form N-CSR Item 3 (a) (2).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

	2018	2019
Audit fees	120,400	125,500
Audit-Related Fees	N/A	N/A
Tax Fees	29,000	29,000
All Other Fees	N/A	N/A

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

(e)(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment, and Adviser Affiliate that provides ongoing services to the registrant for 2019 and 2018 were $29,000. and $29,000, respectively.

(h) Non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X were considered by the registrant’s audit committee as to whether they were compatible with maintaining the principal account’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

See Schedule in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since registrant last disclosed such procedures in its proxy statement dated April 16, 2004.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)	Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17CFR 270.30a-2) in the exact form set forth below: EX-99.CERT attached hereto.

(a) (3)	Any written solicitation to purchase securities under Rule 23 c-1 under the Investment Company Act of 1940 (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable to the registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S. C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Oberweis Funds

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date 03/09/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date 03/09/2020

By (Signature and Title*)	/s/ Patrick B. Joyce
Patrick B. Joyce
Executive Vice President and Treasurer,
The Oberweis Funds

Date 03/09/2020

/*/	Print the name and title of each signing officer under his or her signature.